UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09135
                                                     ---------------------

                Nuveen New York Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   ANNUAL REPORT
                                                              September 30, 2008

Nuveen Investments
MUNICIPAL CLOSED-END FUNDS

Photo of: small child.

NUVEEN NEW YORK
MUNICIPAL VALUE
FUND, INC.
NNY

NUVEEN NEW YORK
PERFORMANCE PLUS
MUNICIPAL FUND, INC.
NNP

NUVEEN NEW YORK
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NAN

NUVEEN NEW YORK
DIVIDEND ADVANTAGE
MUNICIPAL FUND 2
NXK


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Robert P. Bremner

Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. We will miss his wise counsel. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

First and most important, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
November 21, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NNY, NNP, NAN, NXK

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these four Funds in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2008?

During this period, events in the financial and credit markets led to increased price volatility for most securities, reduced liquidity, and a general flight to quality. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over the next seven months. (On October 8, 2008, and October 29, 2008, following the end of this reporting period, the Fed announced two additional cuts of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since June 2003.)

The Fed's rate-cutting actions also were a response to signs of slower U.S. economic growth, as measured by the U.S. gross domestic product (GDP), a closely watched gauge of economic performance. After declining at a annual rate of 0.2% in the fourth quarter of 2007, GDP improved slightly to 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.3%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and a 19% drop in residential investment. Driven largely by increased energy and transportation prices, the Consumer Price Index (CPI) registered a 4.9% year-over-year gain as of September 2008. The core CPI (which excludes food and energy) rose 2.5% between October 2007 and September 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, September 2008 marked the ninth consecutive month of job losses. The national unemployment rate for September 2008 was 6.1%, its highest level in five years, up from 4.7% in September 2007.

In the municipal bond market, general concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages had a significant effect on performance. Some investors curtailed



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

purchases, while hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

In May 2008, the U.S. Supreme Court ruled that individual states could continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states. While this news was generally positive for municipal bonds, any favorable impact was more than offset by the increasingly ominous economic situation.

Over the twelve months ended September 2008, municipal bond issuance nationwide totaled $457.4 billion, a decrease of 2% from the previous twelve months. The decline during the month of September 2008 was more dramatic with new issuance down more then 20% from that of September 2007. Despite disruptions in the markets, institutional investors, retail investors and non-traditional buyers of municipal bonds continued to provide support for new municipal issuance during this period.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING THIS PERIOD?

After ranking as the second fastest growing state economy in 2007, New York's economy cooled rapidly in 2008, due largely to the state's substantial exposure to the continued turmoil in the financial sector. Weak performance by major financial firms, bankruptcies and mergers, and the projected loss of at least 65,000 jobs in New York City's financial district through early 2010 all had large implications for state finances, as Wall Street firms typically account for about 20% of the state's tax revenues. Upstate, broad-based economic declines in Albany, Buffalo, Rochester and Syracuse also weighed on the state's economic health. Most of the jobs lost in New York since the beginning of 2008 have been in the finance, manufacturing and construction sectors, and gains in education, health services and leisure and hospitality employment failed to offset this decline. As of September 2008, the unemployment rate in New York was 5.8%, up from 4.5% in September 2007, the highest level since June 2004. The housing market slump has also added to the state's economic slowdown. Home foreclosures and mortgage delinquency rates continued to rise, although the decline has not been as precipitous in New York as nationally. In New York City, for example, housing prices fell 6.9% between September 2007 and August 2008, compared with an average decrease of 16.6% nationwide, according to the Standard & Poor's/Case-Shiller home price index of twenty major metropolitan areas. This placed New York fifteenth among the index's twenty cities in loss of home value.

As of September 30, 2008, Moody's, Standard &Poor's (S&P), and Fitch rated New York general obligation debt at Aa3/AA/AA-, respectively. Both Moody's and S&P, which confirmed their ratings in September 2008, maintained stable outlooks for the state. For the twelve months ended September 30, 2008, municipal issuance in New York totaled $45.0 billion, up almost 30% from the previous twelve months. This lifted New York to a position as the second largest state issuer, behind California. Among the larger issues that came to market during this period were $1.1 billion in bonds issued by the Triborough Bridge and Tunnel Authority in July 2008 and $950 million in New York City credits in September 2008. In general, the New York municipal market held up well over this period, due mainly to the large retail demand for municipal bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal bond market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on finding relative value by using a fundamental approach to find sectors and individual credits with the potential to perform well over the long term.

As events unfolded, we found attractive opportunities in various sectors. Early in the period, we added to the Funds' positions in health care and industrial development revenue bonds. When the auctions for preferred securities began to fail in February 2008 and liquidity became an issue in the marketplace, we focused on bonds that would maintain and enhance the Funds' liquidity. This included higher quality securities that we believed would be easier to sell if the need arose.

To provide liquidity for purchases, we sold holdings with shorter durations and took advantage of strong bids to sell bonds that were attractive to the retail market. In addition, some of our new purchases were funded with proceeds from bond calls.

As a key dimension of risk management, we employed a disciplined approach to duration(1) positioning as an important component of our management strategies. As part of this approach, we used inverse floating rate securities(2), a type of derivative financial instrument, in all four of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. All of the Funds also invested in other types of derivatives to lengthen the Funds' durations and help us manage their common share net asset value (NAV) volatility without having a negative impact on their income streams or common share dividends over the short term.


(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 9/30/08

                               1-Year       5-Year        10-Year
NNY(3)                         -2.38%        2.95%        3.71%
NNP                            -6.71%        2.66%        4.87%
NAN                            -7.45%        2.57%        N/A
NXK                            -6.63%        2.94%        N/A

Lipper NY
Municipal Debt Funds
Average(4)                    -10.26%        2.38%        3.84%

Lehman Brothers
NY Tax-Exempt
Bond Index(5)                  -1.11%        2.90%        4.30%

S&P NY Municipal
Bond Index(6)                  -2.10%        5.15%        N/A

For the twelve months ended September 30, 2008, the total returns on common share NAV for all four New York Funds in this report exceeded the average return for the Lipper New York Municipal Debt Funds Average while all four Funds underperformed the returns for the Lehman Brothers New York Tax-Exempt Bond Index and the S&P New York Municipal Bond Index.

Key management factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations.

Over the period, bonds with maturities of less than five years, especially those maturing in two to four years, benefited the most, while bonds having the longest maturities (twenty-two years and longer) posted the worst returns. Among these Funds, NNY had the best duration positioning, that is, this Fund was more heavily weighted in the areas of the yield curve that performed well during the period. This was due, in part, to the fact that NNY is unleveraged, since leverage has the tendency to lengthen a Fund's duration.

As mentioned earlier, all four of these Funds used derivative positions during this period to synthetically extend duration and move them closer to our strategic target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive overall



Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) NNY is an unleveraged Fund; the remaining three Funds in this report are leveraged.

(4) The Lipper New York Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 17 funds; 5 years, 17 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers New York Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade New York municipal bonds. Results for the Lehman index do not reflect any expenses.

(6) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market.

impact on the total return performance of these Funds. This positive impact was attributable to the fact that the derivative positions provided exposure to taxable markets during a period when taxable securities generally performed well when compared with their taxable non-counterparts.

On the other hand, the inverse floaters used by these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

While duration played a significant role in performance during this period, credit exposure was also an important factor. Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds with higher credit quality ratings typically performed very well. At the same time, as many investors avoided high-yield paper, bonds rated BBB or below and non-rated bonds generally posted poor returns.

Sectors of the market that generally contributed to the Funds' performance included general obligation bonds, resource recovery, and water and sewer. Pre-refunded bonds(7), which are often backed by U.S. Treasury bonds, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Holdings of pre-refunded bonds ranged from 4% to 11% among the portfolios of these four Funds.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market, while zero coupon bonds were among the worst performing categories. The health care (including continuing care retirement communities) and housing sectors also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One of the primary factors impacting the annual returns of NNP, NAN and NXK relative to those of the unleveraged Lehman Brothers New York Tax-Exempt Bond Index and S&P New York Municipal Bond Index was the Funds' use of financial leverage. (NNY is unleveraged.) While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting


(7) Pre-refundings, also known as advanced refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE CURRENT MARKET ENVIRONMENT

As this reporting period drew to a close, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed in recent weeks would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October (after the end of the reporting period for this shareholder report), and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NNP, NAN and NXK redeemed $36,650,000, $17,600,000 and $12,900,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, four municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares
(VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report except NNY use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which were relatively high at some points during the period. Some of the Funds' income streams also were impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. During the twelve-month period ended September 30, 2008, these factors resulted in one monthly dividend reduction in NNP and NAN during June 2008 and March 2008, respectively. Subsequently, the dividends of NAN as well as NXK were increased, effective September 2008. The dividend of NNY remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2007 as follows:


                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                           (per share)                (per share)

NNY                            $0.0108                         --
NNP                            $0.0294                    $0.0009
NAN                            $0.0682                         --
NXK                            $0.0402                         --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2008, NNY had positive UNII balances for both tax and financial statement purposes, while NNP, NAN and NXK had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.


COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end Funds approved a program under which each Fund may repurchase up to 10% of its common shares. No common shares were cumulatively repurchased by these New York Funds during the twelve-month reporting period ended September 30, 2008.


As of September 30, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                              9/30/08      Twelve-Month Average
                             Discount                  Discount

NNY                            -2.91%                    -4.78%
NNP                           -18.78%                    -8.30%
NAN                           -13.41%                    -8.52%
NXK                           -15.14%                    -9.22%

NNY
Performance
OVERVIEW


Nuveen New York Municipal Value Fund, Inc.
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              31%
AA                               46%
A                                 8%
BBB                               8%
BB or Lower                       3%
N/R                               4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Oct                           0.0355
Nov                           0.0355
Dec                           0.0355
Jan                           0.0355
Feb                           0.0355
Mar                           0.0355
Apr                           0.0355
May                           0.0355
Jun                           0.0355
Jul                           0.0355
Aug                           0.0355
Sep                           0.0355


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      9.45
                              9.3
                              9.383
                              9.2
                              9.13
                              9.17
                              9.17
                              9.08
                              9
                              8.97
                              9.16
                              9.01
                              9.06
                              9.13
                              9.31
                              9.42
                              9.18
                              9.38
                              9.54
                              9.43
                              9.32
                              9.49
                              9.32
                              9.38
                              9.25
                              9.42
                              9.41
                              9.52
                              9.5
                              9.39
                              9.5
                              9.42
                              9.58
                              9.43
                              9.47
                              9.5
                              9.5
                              9.44
                              9.49
                              9.47
                              9.498
                              9.34
                              9.3
                              9.46
                              9.53
                              9.517
                              9.41
                              9.4
                              9.48
                              9.61
                              9.4401
                              9.15
                              9.18
9/30/08                       9.014

FUND SNAPSHOT
------------------------------------
Common Share Price             $9.01
------------------------------------
Common Share
Net Asset Value                $9.28
------------------------------------
Premium/(Discount) to NAV     -2.91%
------------------------------------
Market Yield                   4.73%
------------------------------------
Taxable-Equivalent Yield(2)    7.05%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $140,285
------------------------------------
Average Effective
Maturity on Securities (Years) 15.50
------------------------------------
Modified Duration               7.35
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.62%        -2.38%
------------------------------------
5-Year          4.44%         2.95%
------------------------------------
10-Year         3.98%         3.71%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        25.6%
------------------------------------
Health Care                   12.0%
------------------------------------
Long-Term Care                 9.2%
------------------------------------
Education and Civic
   Organizations               8.4%
------------------------------------
Transportation                 8.2%
------------------------------------
Tax Obligation/General         7.9%
------------------------------------
U.S. Guaranteed                7.4%
------------------------------------
Utilities                      6.6%
------------------------------------
Other                         14.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORAas of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0108 per share.

NNP
Performance
OVERVIEW

Nuveen New York Performance Plus Municipal Fund, Inc.
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments(1)
AAA/U.S. Guaranteed              34%
AA                               42%
A                                 6%
BBB                              13%
BB or Lower                       2%
N/R                               3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Oct                            0.061
Nov                            0.061
Dec                            0.061
Jan                            0.061
Feb                            0.061
Mar                            0.061
Apr                            0.061
May                            0.061
Jun                            0.058
Jul                            0.058
Aug                            0.058
Sep                            0.058


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      14.25
                              14.27
                              14.21
                              14.37
                              14.05
                              14.1
                              13.91
                              13.71
                              13.9
                              14.05
                              14.2
                              13.75
                              13.87
                              13.98
                              14.71
                              14.73
                              14.26
                              14.38
                              14.24
                              14.5
                              13.96
                              13.91
                              13.48
                              13.94
                              13.61
                              13.59
                              13.94
                              14.18
                              14.25
                              14.29
                              14.44
                              14.52
                              14.55
                              14.51
                              14.5201
                              14.54
                              14.42
                              14
                              13.63
                              13.43
                              13.63
                              13.65
                              13.4724
                              13.45
                              13.4899
                              13.39
                              13.32
                              13.37
                              13.47
                              13.7
                              13.24
                              12.37
                              11.69
9/30/08                       11.16


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.16
------------------------------------
Common Share
Net Asset Value               $13.74
------------------------------------
Premium/(Discount) to NAV    -18.78%
------------------------------------
Market Yield                   6.24%
------------------------------------
Taxable-Equivalent Yield(2)    9.30%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $206,976
------------------------------------
Average Effective
Maturity on Securities (Years) 15.66
------------------------------------
Leverage-Adjusted Duration     13.21
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -17.61%        -6.71%
------------------------------------
5-Year         -0.25%         2.66%
------------------------------------
10-Year         1.95%         4.87%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        23.1%
------------------------------------
Education and Civic
   Organizations              13.5%
------------------------------------
Health Care                   12.7%
------------------------------------
U.S. Guaranteed               11.9%
------------------------------------
Tax Obligation/General         7.9%
------------------------------------
Transportation                 6.7%
------------------------------------
Utilities                      5.5%
------------------------------------
Long-Term Care                 4.9%
------------------------------------
Other                         13.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0303 per share.

NAN
Performance
OVERVIEW

Nuveen New York Dividend Advantage Municipal Fund
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              19%
AA                               47%
A                                15%
BBB                              11%
BB or Lower                       5%
N/R                               3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                            0.059


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      14.38
                              14.144
                              14.1
                              13.98
                              13.77
                              14.01
                              13.75
                              13.22
                              13.17
                              13.45
                              13.61
                              13.25
                              13.17
                              13.35
                              14.08
                              14.118
                              13.85
                              14
                              14.04
                              14.19
                              13.4
                              13.39
                              13.13
                              13.45
                              13
                              13.13
                              13.3
                              13.45
                              13.49
                              13.42
                              13.47
                              13.45
                              13.53
                              13.54
                              13.38
                              13.52
                              13.55
                              13.26
                              13.07
                              12.93
                              13.05
                              13.08
                              12.86
                              12.78
                              12.75
                              12.92
                              12.82
                              12.89
                              12.88
                              12.92
                              12.81
                              12.19
                              11.5001
9/30/08                       11.36


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.36
------------------------------------
Common Share
Net Asset Value               $13.12
------------------------------------
Premium/(Discount) to NAV    -13.41%
------------------------------------
Market Yield                   6.23%
------------------------------------
Taxable-Equivalent Yield(2)    9.28%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $121,533
------------------------------------
Average Effective
Maturity on Securities (Years) 17.07
------------------------------------
Leverage-Adjusted Duration     13.36
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -16.02%        -7.45%
------------------------------------
5-Year          0.47%         2.57%
------------------------------------
Since
Inception       3.11%         5.14%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                   23.3%
------------------------------------
Tax Obligation/Limited        20.8%
------------------------------------
Education and Civic
   Organizations              13.0%
------------------------------------
Tax Obligation/General         9.8%
------------------------------------
Transportation                 7.6%
------------------------------------
U.S. Guaranteed                6.0%
------------------------------------
Long-Term Care                 4.1%
------------------------------------
Utilities                      3.7%
------------------------------------
Other                         11.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0682 per share.

NXK
Performance
OVERVIEW

Nuveen New York Dividend Advantage Municipal Fund 2
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              20%
AA                               47%
A                                11%
BBB                              12%
BB or Lower                       5%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.058


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      14.16
                              14.2601
                              14.5
                              14.12
                              13.68
                              13.52
                              13.1
                              12.75
                              12.91
                              13.19
                              13.34
                              12.96
                              13.09
                              13.14
                              13.79
                              13.9468
                              13.78
                              13.8
                              13.86
                              13.98
                              13.16
                              13.11
                              12.77
                              13.33
                              12.9
                              12.86
                              13.1099
                              13.1
                              13.32
                              13.35
                              13.34
                              13.43
                              13.5
                              13.43
                              13.5
                              13.46
                              13.4
                              13.14
                              12.95
                              12.73
                              12.96
                              12.89
                              12.83
                              12.84
                              12.65
                              12.74
                              12.63
                              12.62
                              12.62
                              12.73
                              12.56
                              11.838
                              11.35
9/30/08                       11.15


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.15
------------------------------------
Common Share
Net Asset Value               $13.14
------------------------------------
Premium/(Discount) to NAV    -15.14%
------------------------------------
Market Yield                   6.24%
------------------------------------
Taxable-Equivalent Yield(2)    9.30%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $85,340
------------------------------------
Average Effective
Maturity on Securities (Years) 16.49
------------------------------------
Leverage-Adjusted Duration     13.21
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -16.79%        -6.63%
------------------------------------
5-Year          0.95%         2.94%
------------------------------------
Since
Inception       2.26%         4.98%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        18.2%
------------------------------------
Health Care                   16.3%
------------------------------------
Tax Obligation/General        12.0%
------------------------------------
Education and Civic
   Organizations              11.5%
------------------------------------
Transportation                11.1%
------------------------------------
U.S. Guaranteed                9.8%
------------------------------------
Utilities                      8.0%
------------------------------------
Other                         13.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0402 per share.

NNY
NNP
NAN


Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on June 30, 2008; at this meeting the shareholders were asked to vote on the election of Board Members.


                                                            NNY                       NNP                            NAN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                         Common and                        Common and
                                                                          Preferred      Preferred          Preferred      Preferred
                                                                      shares voting  shares voting      shares voting  shares voting
                                                           Common          together       together           together       together
                                                           shares        as a class     as a class         as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
John P. Amboian
   For                                                 12,415,684        11,838,655             --          8,222,793             --
   Withhold                                               327,683           353,692             --            132,583             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               12,743,367        12,192,347             --          8,355,376             --
====================================================================================================================================
Robert P. Bremner
   For                                                         --        11,837,966             --                 --             --
   Withhold                                                    --           354,381             --                 --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       --        12,192,347             --                 --             --
====================================================================================================================================
Jack B. Evans
   For                                                         --        11,835,827             --                 --             --
   Withhold                                                    --           356,520             --                 --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       --        12,192,347             --                 --             --
====================================================================================================================================
William C. Hunter
   For                                                 12,425,207                --          3,358                 --          2,042
   Withhold                                               318,160                --            182                 --            219
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               12,743,367                --          3,540                 --          2,261
====================================================================================================================================
David J. Kundert
   For                                                 12,424,707        11,838,491             --          8,221,708             --
   Withhold                                               318,660           353,856             --            133,668             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               12,743,367        12,192,347             --          8,355,376             --
====================================================================================================================================
William J. Schneider
   For                                                         --                --          3,358                 --          2,042
   Withhold                                                    --                --            182                 --            219
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       --                --          3,540                 --          2,261
====================================================================================================================================
Judith M. Stockdale
   For                                                         --        11,841,186             --                 --             --
   Withhold                                                    --           351,161             --                 --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       --        12,192,347             --                 --             --
====================================================================================================================================
Carole E. Stone
   For                                                         --        11,839,960             --                 --             --
   Withhold                                                    --           352,387             --                 --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       --        12,192,347             --                 --             --
====================================================================================================================================
Terence J. Toth
   For                                                 12,420,974        11,838,683             --          8,222,793             --
   Withhold                                               322,393           353,664             --            132,583             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               12,743,367        12,192,347             --          8,355,376             --
====================================================================================================================================

NXK

                                                                                                                     NXK
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                           Common and
                                                                                                            Preferred      Preferred
                                                                                                        shares voting  shares voting
                                                                                                             together       together
                                                                                                           as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
John P. Amboian
   For                                                                                                      5,465,287             --
   Withhold                                                                                                   178,441             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    5,643,728             --
====================================================================================================================================
Robert P. Bremner
   For                                                                                                             --             --
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --             --
====================================================================================================================================
Jack B. Evans
   For                                                                                                             --             --
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --             --
====================================================================================================================================
William C. Hunter
   For                                                                                                             --          1,631
   Withhold                                                                                                        --             16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --          1,647
====================================================================================================================================
David J. Kundert
   For                                                                                                      5,466,277             --
   Withhold                                                                                                   177,451             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    5,643,728             --
====================================================================================================================================
William J. Schneider
   For                                                                                                             --          1,631
   Withhold                                                                                                        --             16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --          1,647
====================================================================================================================================
Judith M. Stockdale
   For                                                                                                             --             --
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --             --
====================================================================================================================================
Carole E. Stone
   For                                                                                                             --             --
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --             --
====================================================================================================================================
Terence J. Toth
   For                                                                                                      5,514,041             --
   Withhold                                                                                                   129,687             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    5,643,728             --
====================================================================================================================================

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 (the "Funds") as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 21, 2008

NNY
Nuveen New York Municipal Value Fund, Inc.
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.3% (1.3% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York, Liberty         9/15 at 100.00        BB+       $    221,213
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35

        1,950   Seneca Nation of Indians Capital Improvements Authority,               6/17 at 100.00         BB          1,617,584
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Consumer Discretionary                                                                              1,838,797
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.4% (1.4% OF TOTAL INVESTMENTS)

          265   New York Counties Tobacco Trust II, Tobacco Settlement                 6/11 at 101.00        BBB            236,388
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          415   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB            359,830
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          195   Rensselaer Tobacco Asset Securitization Corporation, New York,         6/12 at 100.00        BBB            172,949
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        1,005    4.750%, 6/01/22                                                       6/16 at 100.00        BBB            861,496
          345    5.000%, 6/01/26                                                       6/16 at 100.00        BBB            296,089

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Consumer Staples                                                                                    1,926,752
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 8.2% (8.4% OF TOTAL INVESTMENTS)

          275   Albany Industrial Development Agency, New York, Revenue                7/17 at 100.00        BBB            226,740
                 Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31

          115   Albany Industrial Development Agency, New York, Revenue                4/17 at 100.00        N/R             89,919
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

           90   Cattaraugus County Industrial Development Agency, New York,            5/16 at 100.00       BBB-             78,704
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,175   Dormitory Authority of the State of New York, General Revenue          7/17 at 100.00       BBB+          1,002,122
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

          800   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 102.00       BBB+            737,464
                 Bonds, D'Youville College, Series 2001, 5.250%, 7/01/20 -
                 RAAI Insured

          505   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00         AA            481,750
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00       BBB+          1,243,388
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

          750   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 102.00       BBB+            732,023
                 Pratt Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

                Dormitory Authority of the State of New York, Second General
                Resolution Consolidated Revenue Bonds, City University System,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                         No Opt. Call        AA-          1,079,440
        1,400    6.000%, 7/01/20                                                         No Opt. Call        AA-          1,504,454

          575   Dutchess County Industrial Development Agency, New York,               8/17 at 100.00         A3            470,275
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         265   Hempstead Town Industrial Development Agency, New York,               10/15 at 100.00          A       $    241,966
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          245   New York City Industrial Development Agency, New York,                10/14 at 100.00         A-            219,150
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York, Civic           2/11 at 100.00         A-          1,085,480
                 Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                 5.250%, 8/01/21

        1,175   New York City Industrial Development Agency, New York, PILOT           1/17 at 100.00         AA            976,789
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                 4.750%, 1/01/42 - AMBAC Insured

        1,610   New York City Industrial Development Authority, New York,              9/16 at 100.00       BBB-          1,264,365
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                 4.500%, 3/01/39 - FGIC Insured

          170   Seneca County Industrial Development Authority, New York,             10/17 at 100.00        BBB            144,927
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       12,500   Total Education and Civic Organizations                                                                  11,578,956
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.0% (1.1% OF TOTAL INVESTMENTS)

          400   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-            336,308
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,305   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-          1,134,110
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        1,705   Total Financials                                                                                          1,470,418
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.8% (12.0% OF TOTAL INVESTMENTS)

          490   Cattaraugus County Industrial Development Agency, New York,            2/09 at 102.00         A+            482,033
                 Revenue Bonds, Olean General Hospital, Series 1998A,
                 5.250%, 8/01/23

        1,005   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R            898,370
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

          700   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R            657,097
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,800   Dormitory Authority of the State of New York, FHA-Insured              8/15 at 100.00         AA          1,602,360
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00       Baa1          1,271,038
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        2,350   Dormitory Authority of the State of New York, Revenue Bonds,           7/16 at 100.00         AA          2,183,103
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00         A3          1,009,620
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          11/08 at 100.00         A3            230,035
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,595   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00        AAA          1,677,924
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            471,035
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          500   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            444,825
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          290   Livingston County Industrial Development Agency, New York,             7/10 at 100.00         BB            246,390
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

                Madison County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Oneida Health System, Series 2007A:
          280    5.250%, 2/01/27                                                         No Opt. Call       BBB-            243,062
          260    5.500%, 2/01/32                                                         No Opt. Call       BBB-            223,683

          470   Nassau County Industrial Development Agency, New York, Revenue           No Opt. Call         A3            484,095
                 Refunding Bonds, North Shore Health System Obligated Group,
                 Series 2001B, 5.875%, 11/01/11


                                       21

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         500   New York City Health and Hospitals Corporation, New York,              2/09 at 101.00         AA       $    505,090
                 Health System Revenue Bonds, Series 1999A, 5.125%, 2/15/14 -
                 AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,175    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00         AA          1,141,113
        1,000    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00         AA            955,510

          485   New York City Industrial Development Agency, New York, Civic           7/12 at 100.00         B2            428,197
                 Island University Hospital, Series 2001B, 6.375%, 7/01/31

          245   New York City Industrial Development Agency, New York, Civic           7/12 at 101.00         B2            218,013
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          745   Newark-Wayne Community Hospital, New York, Hospital Revenue            3/09 at 100.00        N/R            745,380
                 Refunding and Improvement Bonds, Series 1993A,
                 7.600%, 9/01/15

          500   Yonkers Industrial Development Agency, New York, Revenue Bonds,        7/11 at 101.00         B-            477,610
                 St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       17,390   Total Health Care                                                                                        16,595,583
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.8% (4.8% OF TOTAL INVESTMENTS)

          400   East Syracuse Housing Authority, New York, FHA-Insured                 4/10 at 102.00        AAA            415,384
                 Section 8 Assisted Revenue Refunding Bonds, Bennet Project,
                 Series 2001A, 6.700%, 4/01/21

        1,690   New York City Housing Development Corporation, New York,               7/15 at 100.00        AA+          1,605,230
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                      5/11 at 101.00         AA          1,005,380
        1,000    5.500%, 11/01/31                                                      5/11 at 101.00         AA            980,730
        1,000    5.600%, 11/01/42                                                      5/11 at 101.00         AA            977,630

          440   New York State Housing Finance Agency, Secured Mortgage                8/11 at 100.00        Aa1            429,286
                 Program Multifamily Housing Revenue Bonds, Series 2001E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

        1,275   Westchester County Industrial Development Agency, New York,            8/11 at 102.00        Aaa          1,275,956
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Living
                 Independently for the Elderly Inc., Series 2001A, 5.375%, 8/20/21

------------------------------------------------------------------------------------------------------------------------------------
        6,805   Total Housing/Multifamily                                                                                 6,689,596
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.9% (4.0% OF TOTAL INVESTMENTS)

          950   New York State Mortgage Agency, Homeowner Mortgage                     4/15 at 100.00        Aa1            770,327
                 Revenue Bonds, Series 130, 4.650%, 4/01/27
                 (Alternative Minimum Tax)

          370   New York State Mortgage Agency, Homeowner Mortgage Revenue            10/17 at 100.00        Aa1            317,530
                 Bonds, Series 148, 2007, 5.200%, 10/01/32
                 (Alternative Minimum Tax)

        3,750   New York State Mortgage Agency, Homeowner Mortgage Revenue             3/09 at 101.00        Aa1          3,661,537
                 Bonds, Series 73A, 5.250%, 10/01/17 (Alternative Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,                4/13 at 101.00        Aaa            720,972
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,910   Total Housing/Single Family                                                                               5,470,366
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 9.1% (9.2% OF TOTAL INVESTMENTS)

        1,000   Babylon Industrial Development Agency, New York, Revenue               8/09 at 101.00         AA          1,026,880
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00        AAA            952,670
                 Mortgage Nursing Home Revenue Bonds, Eger Healthcare
                 Center of Staten Island, Series 1998, 5.100%, 2/01/28

        2,705   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00         AA          2,721,418
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        2,250   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00         AA          2,250,495
                 Mortgage Nursing Home Revenue Bonds, Rosalind and
                 Joseph Gurwin Jewish Geriatric Center of Long Island,
                 Series 1997, 5.700%, 2/01/37 - AMBAC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       1,370   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00        AA-       $  1,370,480
                 Mortgage Revenue Bonds, German Masonic Home Corporation,
                 Series 1996, 5.950%, 8/01/26

        2,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00        AAA          2,000,800
                 Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
                 Series 1996, 6.125%, 2/01/36

          450   Dormitory Authority of the State of New York, GNMA                     2/17 at 103.00         AA            423,842
                 Collateralized Revenue Bonds, Cabrini of Westchester
                 Project, Series 2006, 5.200%, 2/15/41

          270   Dormitory Authority of the State of New York, Non-State               11/16 at 100.00        Aa2            243,327
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

          135   Dormitory Authority of the State of New York, Revenue Bonds,           7/15 at 100.00        N/R             93,918
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

          530   New York City Industrial Development Agency, New York,                 7/11 at 101.00        N/R            537,330
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

          820   New York City Industrial Development Agency, New York,                 7/16 at 101.00        N/R            743,281
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008A-1, 5.500%, 7/01/18

          235   Suffolk County Industrial Development Agency, New York,                7/16 at 101.00        N/R            209,284
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008-B1, 5.800%, 7/01/23

          225   Yonkers Industrial Development Agency, New York, Civic                 7/16 at 101.00        N/R            200,378
                 Facilities Revenue Bonds, Special Needs Facilities Pooled
                 Program Bonds, Series 2008-C1, 5.800%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
       12,990   Total Long-Term Care                                                                                     12,774,103
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.1% (0.1% OF TOTAL INVESTMENTS)

          240   Jefferson County Industrial Development Agency, New York,             12/13 at 100.00        BBB            199,752
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company Project, Series 2003A, 5.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 7.8% (7.9% OF TOTAL INVESTMENTS)

          750   New York City, New York, General Obligation Bonds,                     8/14 at 100.00        Aaa            782,258
                 Fiscal Series 2004C, 5.250%, 8/15/16

        1,000   New York City, New York, General Obligation Bonds, Fiscal             11/14 at 100.00        AAA            993,070
                 Series 2004E, 5.000%, 11/01/19 - FSA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal              9/15 at 100.00         AA          1,977,880
                 Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured

        2,795   New York City, New York, General Obligation Bonds, Fiscal              8/16 at 100.00         AA          2,639,681
                 Series 2007A, 5.000%, 8/01/25

        4,760   New York City, New York, General Obligation Bonds, Series D,          12/17 at 100.00         AA          4,562,935
                 5.125%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
       11,305   Total Tax Obligation/General                                                                             10,955,824
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.2% (20.5% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,          11/13 at 100.00        AAA          1,013,750
                 Series 2003A, 5.250%, 11/01/21

          395   Dormitory Authority of the State of New York, Department               7/15 at 100.00        AA-            387,910
                 of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

          275   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00        AAA            277,258
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          350   Erie County Industrial Development Agency, New York, School            5/14 at 100.00        AAA            357,511
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured (4)

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00        AAA          1,990,940
        1,000    5.000%, 11/15/30                                                     11/12 at 100.00         AA            942,500

        1,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00        AA-            934,770
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

          560   Monroe Newpower Corporation, New York, Power Facilities                1/13 at 102.00        BBB            459,911
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34


                                       23

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$         740    5.000%, 10/15/25 - MBIA Insured                                      10/14 at 100.00        AAA       $    717,696
          550    5.000%, 10/15/26 - MBIA Insured                                      10/14 at 100.00        AAA            530,970
        1,890    5.000%, 10/15/29 - AMBAC Insured                                     10/14 at 100.00        AAA          1,813,928

        1,200   New York City Transitional Finance Authority, New York,                1/17 at 100.00        AA-          1,125,048
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        1,330   New York City Transitional Finance Authority, New York,                2/13 at 100.00        AAA          1,321,847
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        1,530   New York City Transitional Finance Authority, New York, Future        11/17 at 100.00        AAA          1,461,089
                 Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

        1,000   New York State Environmental Facilities Corporation,                   3/14 at 100.00        AA-            995,030
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        2,100   New York State Environmental Facilities Corporation, State            12/17 at 100.00        AAA          2,024,505
                 Personal Income Tax Revenue Bonds, Series 2008A,
                 5.000%, 12/15/27 (UB)

          840   New York State Housing Finance Agency, State Personal                  9/15 at 100.00        AAA            791,020
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

        1,000   New York State Thruway Authority, Highway and Bridge Trust            10/15 at 100.00         AA          1,004,690
                 Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 -
                 AMBAC Insured

          610   New York State Thruway Authority, Highway and Bridge Trust               No Opt. Call         AA            736,038
                 Fund Bonds, Series 2005B, Trust 2800, 5.162%, 4/01/20 -
                 AMBAC Insured (IF)

        1,175   New York State Thruway Authority, Highway and Bridge Trust            10/17 at 100.00         AA          1,115,169
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

        1,620   New York State Thruway Authority, State Personal Income Tax            3/12 at 100.00        AAA          1,638,970
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,800    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00         AA          1,805,778
        2,000    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00         AA          1,974,900

        1,000   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00        AA-          1,006,870
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

          600   New York State Urban Development Corporation, Special Project            No Opt. Call        AA-            635,190
                 Revenue Bonds, University Facilities Grants, Series 1995,
                 5.875%, 1/01/21

        1,230   Suffolk County Judicial Facilities Agency, New York, Service          10/09 at 101.00         AA          1,248,475
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.000%, 4/15/16 - AMBAC Insured

           40   Triborough Bridge and Tunnel Authority, New York, Convention             No Opt. Call        AA-             41,249
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       28,835   Total Tax Obligation/Limited                                                                             28,353,012
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 8.1% (8.2% OF TOTAL INVESTMENTS)

          180   Albany Parking Authority, New York, Revenue Bonds, Series 2001A,       7/11 at 101.00       BBB+            174,380
                 5.625%, 7/15/25

        2,500   Metropolitan Transportation Authority, New York, Transportation       11/17 at 100.00          A          2,286,275
                 Revenue Bonds, Series 2007B, 5.000%, 11/15/33

          500   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00         AA            511,950
                 Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 -
                 AMBAC Insured

        1,100   New York City Industrial Development Agency, New York, Special        12/08 at 102.00        BB+            669,779
                 Facilities Revenue Bonds, British Airways PLC, Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       1,000   New York City Industrial Development Agency, New York,                 8/12 at 101.00         B-       $    914,530
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

          165   New York State Thruway Authority, General Revenue Bonds,               1/15 at 100.00         AA            155,311
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

          400   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00        AAA            382,320
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

          500   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00         AA            452,920
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
        1,000    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00        AA-            955,870
          435    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00        AA-            410,475

          325   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00        AAA            266,364
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        2,500   Triborough Bridge and Tunnel Authority, New York, General             11/12 at 100.00        Aa2          2,503,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call         AA            813,212
          800    5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00         AA            802,888

------------------------------------------------------------------------------------------------------------------------------------
       12,185   Total Transportation                                                                                     11,299,824
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 7.3% (7.4% OF TOTAL INVESTMENTS) (5)

                Albany Industrial Development Agency, New York, Revenue Bonds,
                Albany Law School, Series 2000A:
          600    5.700%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 100.00   BBB+ (5)            636,732
          750    5.750%, 10/01/30 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 100.00   BBB+ (5)            796,643

          220   Albany Parking Authority, New York, Revenue Bonds,                     7/11 at 101.00    N/R (5)            238,337
                 Series 2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)

        2,765   Dormitory Authority of the State of New York, Judicial Facilities        No Opt. Call        AAA          3,140,624
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

           25   Dormitory Authority of the State of New York, Suffolk County,            No Opt. Call   Baa1 (5)             31,713
                 Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14 (ETM)

          305   Erie County Tobacco Asset Securitization Corporation, New York,        7/10 at 101.00        AAA            325,103
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.000%, 7/15/20 (Pre-refunded 7/15/10)

          960   Metropolitan Transportation Authority, New York, Commuter             11/08 at 101.00     AA (5)            960,835
                 Facilities Revenue Bonds, Series 1997B,
                 5.000%, 7/01/20 - AMBAC Insured (ETM)

          480   Monroe Tobacco Asset Securitization Corporation, New York,             6/10 at 101.00        AAA            505,982
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.150%, 6/01/25 (Pre-refunded 6/01/10)

          410   New York City Industrial Development Agency, New York,                 7/10 at 102.00    N/R (5)            445,125
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

          750   Niagara Falls City School District, Niagara County, New York,          6/09 at 101.00   BBB- (5)            778,785
                 Certificates of Participation, High School Facility, Series 2000,
                 6.625%, 6/15/28 (Pre-refunded 6/15/09)

        1,000   Niagara Falls, Niagara County, New York, General Obligation              No Opt. Call     AA (5)          1,120,520
                 Water Treatment Plant Bonds, Series 1994, 7.250%, 11/01/11 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        1,120   Yonkers Industrial Development Agency, New York, Revenue               2/11 at 100.00   BBB- (5)          1,214,371
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        9,385   Total U.S. Guaranteed                                                                                    10,194,770
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.5% (6.6% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
$       1,500    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00         A-       $  1,424,880
        1,500    5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00         A-          1,418,700

          250   Long Island Power Authority, New York, Electric System General         6/16 at 100.00         A-            233,125
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        1,000   Nassau County Industrial Development Authority, New York,              6/13 at 100.00         A-            886,600
                 Keyspan Glenwood Energy Project, Series 2003,
                 5.250%, 6/01/27 (Alternative Minimum Tax)

        1,500   New York State Energy Research and Development Authority,              3/11 at 100.00         AA          1,484,550
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA Insured

          500   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2            485,645
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

          250   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2            238,985
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001C,
                 5.625%, 11/15/24 (Mandatory put 11/15/14)
                 (Alternative Minimum Tax)

        1,500   Power Authority of the State of New York, General Revenue             11/10 at 100.00        Aa2          1,456,845
                 Bonds, Series 2000A, 5.250%, 11/15/40

           25   Power Authority of the State of New York, General Revenue             11/15 at 100.00        Aa2             25,479
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                             1/09 at 101.00        N/R            927,020
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                             1/09 at 101.00        N/R            479,792

------------------------------------------------------------------------------------------------------------------------------------
        9,600   Total Utilities                                                                                           9,061,621
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.0% (2.0% OF TOTAL INVESTMENTS)

          415   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00        AAA            440,112
                 Water and Sewerage System Revenue Bonds, Fiscal Series 2000B,
                 6.100%, 6/15/31 - MBIA Insured

        1,500   New York City Municipal Water Finance Authority, New York,             6/11 at 101.00        AAA          1,574,535
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

          740   New York City Municipal Water Finance Authority, New York,             6/12 at 100.00        AAA            761,023
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
        2,655   Total Water and Sewer                                                                                     2,775,670
------------------------------------------------------------------------------------------------------------------------------------
$     135,955   Total Long-Term Investments (cost $137,363,126) - 93.5%                                                 131,185,044
=============-----------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.0% (5.1% OF TOTAL INVESTMENTS)

$       7,000   Metropolitan Transportation Authority, New York, Dedicated Tax                              A-1+       $  7,000,000
                 Fund Bonds, Variable Rate Demand Revenue Obligations,
                 Series 2008A, 8.000%, 11/01/31 - FSA Insured (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $7,000,000)                                                            7,000,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $144,363,126) - 98.5%                                                           138,185,044
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.1)%                                                                       (1,575,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,674,839
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $140,284,883
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT SEPTEMBER 30, 2008:
                                                                                                                         UNREALIZED
                                  CONTRACT         NUMBER OF             CONTRACT               VALUE AT               APPRECIATION
TYPE                              POSITION         CONTRACTS           EXPIRATION     SEPTEMBER 30, 2008              (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                    Long                43                12/08             $5,038,391                   $(13,211)
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment, with an aggregate market value of $112,361, has been pledged to collateralize the net payment obligations under futures contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)

$         685   New York City Industrial Development Agency, New York,                 9/15 at 100.00        BB+       $    551,021
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.4% (1.5% OF TOTAL INVESTMENTS)

          540   New York Counties Tobacco Trust II, Tobacco Settlement                 6/11 at 101.00        BBB            481,696
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement                6/13 at 100.00        BBB            916,910
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          500   Rensselaer Tobacco Asset Securitization Corporation, New York,         6/12 at 100.00        BBB            443,460
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        2,675    4.750%, 6/01/22                                                       6/16 at 100.00        BBB          2,293,037
          930    5.000%, 6/01/26                                                       6/16 at 100.00        BBB            798,154

------------------------------------------------------------------------------------------------------------------------------------
        5,645   Total Consumer Staples                                                                                    4,933,257
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 20.9% (13.5% OF TOTAL INVESTMENTS)

          655   Albany Industrial Development Agency, New York, Revenue Bonds,         7/17 at 100.00        BBB            540,054
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

          275   Albany Industrial Development Agency, New York, Revenue                4/17 at 100.00        N/R            215,023
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

        1,285   Cattaraugus County Industrial Development Agency, New York,            3/09 at 101.00       BBB-          1,284,974
                 Revenue Bonds, St. Bonaventure University, Series 1998B,
                 5.000%, 9/15/13

           90   Cattaraugus County Industrial Development Agency, New York,            5/16 at 100.00       BBB-             78,704
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,000   Dormitory Authority of the State of New York, Consolidated               No Opt. Call        AAA          1,068,670
                 Revenue Bonds, City University System, Series 1993B,
                 6.000%, 7/01/14 - FSA Insured

        2,815   Dormitory Authority of the State of New York, General Revenue          7/17 at 100.00       BBB+          2,400,829
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        2,120   Dormitory Authority of the State of New York, General Revenue            No Opt. Call         AA          2,179,911
                 Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 -
                 AMBAC Insured

        1,215   Dormitory Authority of the State of New York, Lease Revenue Bonds,     7/15 at 100.00         AA          1,159,061
                 State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

          230   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00        AAA            234,179
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        8,345   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00       BBB+          8,300,852
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,250    6.000%, 7/01/20 - RAAI Insured                                        7/09 at 102.00       BBB+          1,251,738
        1,000    6.000%, 7/01/24 - RAAI Insured                                        7/09 at 102.00       BBB+            976,030
        3,810    6.000%, 7/01/28 - RAAI Insured                                        7/09 at 102.00       BBB+          3,683,508

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,             No Opt. Call        AA-          2,723,750
                 State University Educational Facilities, Series 1993A,
                 5.875%, 5/15/17


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       2,800   Dutchess County Industrial Development Agency, New York,               8/17 at 100.00         A3       $  2,290,036
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          635   Hempstead Town Industrial Development Agency, New York,               10/15 at 100.00          A            579,806
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

                Monroe County Industrial Development Agency, New York,
                Civic Facility Revenue Bonds, St. John Fisher College, Series 1999:
        1,000    5.375%, 6/01/17 - RAAI Insured                                        6/09 at 102.00       BBB+            968,170
        2,365    5.375%, 6/01/24 - RAAI Insured                                        6/09 at 102.00       BBB+          2,103,549

          580   New York City Industrial Development Agency, New York,                10/14 at 100.00         A-            518,804
                 Civic Facility Revenue Bonds, St. Francis College,
                 Series 2004, 5.000%, 10/01/34

          850   New York City Industrial Development Agency, New York,                 2/11 at 100.00         A-            838,780
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        2,300   New York City Industrial Development Agency, New York, PILOT           1/17 at 100.00         AA          1,912,013
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                 4.750%, 1/01/42 - AMBAC Insured

        3,855   New York City Industrial Development Authority, New York, PILOT        9/16 at 100.00       BBB-          3,027,409
                 Revenue Bonds, Yankee Stadium Project, Series 2006,
                 4.500%, 3/01/39 - FGIC Insured

        5,000   New York State Dormitory Authority, Revenue Bonds, New York            7/17 at 100.00        AA-          4,664,050
                 University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured

          420   Seneca County Industrial Development Authority, New York,             10/17 at 100.00        BBB            358,054
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       46,395   Total Education and Civic Organizations                                                                  43,357,954
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        1,000   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-            840,770
                 Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,740   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-          1,512,147
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,740   Total Financials                                                                                          2,352,917
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.7% (12.7% OF TOTAL INVESTMENTS)

           50   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50         AA             43,356
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

          715   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00         AA            725,239
                 Mortgage Hospital Revenue Bonds, St. James Mercy Hospital,
                 Series 1998, 5.250%, 2/01/18

        1,235   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R          1,103,967
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R          1,595,807
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        4,500   Dormitory Authority of the State of New York, FHA-Insured              8/15 at 100.00         AA          4,005,900
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        3,750   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00       Baa1          3,813,113
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        8,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00         AA          7,642,639
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00       Ba1           1,019,208
                 Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

        5,600   Dormitory Authority of the State of New York, Revenue Bonds,           7/16 at 100.00         AA          5,202,288
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35 (UB)

        3,400   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00         A3          3,432,708
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25


                                       29

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,925   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00        AAA       $  3,077,071
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,800   Dormitory Authority of the State of New York, Revenue Bonds,          11/16 at 100.00         A3          1,545,102
                 North Shore Long Island Jewish Obligated Group, Series 2005A,
                 5.000%, 11/01/34

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1          1,177,588
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          900   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            800,685
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

                Madison County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Oneida Health System, Series 2007A:
          710    5.250%, 2/01/27                                                         No Opt. Call       BBB-            616,337
          625    5.500%, 2/01/32                                                         No Opt. Call       BBB-            537,700

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,000    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00         AA            971,160
        1,250    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00         AA          1,194,388

          730   New York City Industrial Development Agency, New York,                 7/12 at 100.00         B2            644,502
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          725   New York City Industrial Development Agency, New York,                 7/12 at 101.00         B2            645,141
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

        1,100   Yonkers Industrial Development Agency, New York, Revenue               7/11 at 101.00         B-          1,050,742
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       43,165   Total Health Care                                                                                        40,844,641
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.9% (3.8% OF TOTAL INVESTMENTS)

        4,530   New York City Housing Development Corporation, New York,               7/15 at 100.00        AA+          4,302,775
                 Capital Fund Program Revenue Bonds, Series 2008,
                 5.000%, 7/01/25 - FGIC Insured (UB)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,610    5.500%, 11/01/31                                                      5/11 at 101.00         AA          1,578,975
        2,000    5.600%, 11/01/42                                                      5/11 at 101.00         AA          1,955,260

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          910    5.375%, 11/01/23 (Alternative Minimum Tax)                            5/12 at 100.00         AA            840,922
          450    5.500%, 11/01/34 (Alternative Minimum Tax)                            5/12 at 100.00         AA            401,531

        1,500   New York City Housing Development Corporation, New York,               5/14 at 100.00         AA          1,463,550
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          690   New York State Housing Finance Agency, Affordable Housing             11/17 at 100.00        Aa2            589,308
                 Revenue, Series 2007A, 5.250%, 11/01/38
                 (Alternative Minimum Tax)

        1,100   New York State Housing Finance Agency, Secured Mortgage                8/09 at 101.00        Aa1          1,081,971
                 Program Multifamily Housing Revenue Bonds, Series 1999I,
                 6.200%, 2/15/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,790   Total Housing/Multifamily                                                                                12,214,292
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.5% (3.5% OF TOTAL INVESTMENTS)

          835   New York State Mortgage Agency, Homeowner Mortgage                     4/17 at 100.00        Aa1            695,413
                 Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37
                 (Alternative Minimum Tax)

        2,295   New York State Mortgage Agency, Homeowner Mortgage                     4/15 at 100.00        Aa1          1,860,947
                 Revenue Bonds, Series 130, 4.650%, 4/01/27
                 (Alternative Minimum Tax)

          880   New York State Mortgage Agency, Homeowner Mortgage                    10/17 at 100.00        Aa1            755,207
                 Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32
                 (Alternative Minimum Tax)

        1,250   New York State Mortgage Agency, Homeowner Mortgage                     3/09 at 101.00        Aa1          1,220,513
                 Revenue Bonds, Series 73A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         310   New York State Mortgage Agency, Homeowner Mortgage                    10/09 at 100.00        Aa1       $    313,612
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

        5,595   New York State Mortgage Agency, Homeowner Mortgage                     4/11 at 100.00        Aa1          5,029,513
                 Revenue Bonds, Series 97, 5.500%, 4/01/31
                 (Alternative Minimum Tax)

        1,660   New York State Mortgage Agency, Mortgage Revenue Bonds,                4/13 at 101.00        Aaa          1,424,778
                 Thirty-Third Series A, 4.750%, 4/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,825   Total Housing/Single Family                                                                              11,299,983
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 7.7% (4.9% OF TOTAL INVESTMENTS)

        2,705   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00         AA          2,721,419
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,100   Dormitory Authority of the State of New York, GNMA Collateralized      2/17 at 103.00         AA          1,036,057
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41

          645   Dormitory Authority of the State of New York, Non-State               11/16 at 100.00        Aa2            581,280
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

        1,375   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 102.00       BBB-          1,291,483
                 Miriam Osborn Memorial Home Association, Series 2000B,
                 6.375%, 7/01/29 - ACA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
           50    5.125%, 7/01/30 - ACA Insured                                         7/15 at 100.00        N/R             37,787
          425    5.000%, 7/01/35 - ACA Insured                                         7/15 at 100.00        N/R            295,668

        1,350   New York City Industrial Development Agency, New York,                 7/11 at 101.00        N/R          1,368,671
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                Series 2008A-1:
        1,965    5.500%, 7/01/18                                                       7/16 at 101.00        N/R          1,781,155
          755    5.800%, 7/01/23                                                       7/16 at 101.00        N/R            672,380

           85   New York State Medical Care Facilities Finance Agency,                 2/09 at 100.00        AA+             85,180
                 FHA-Insured Mortgage Hospital and Nursing Home
                 Revenue Bonds, Series 1995C, 6.100%, 8/15/15

        2,755   Oswego County Industrial Development Agency, New York,                 2/09 at 101.00        AAA          2,605,679
                 FHA-Insured Mortgage Assisted Civic Facility Revenue
                 Bonds, Bishop Commons Inc., Series 1999A,
                 5.375%, 2/01/49

          340   Suffolk County Industrial Development Agency, New York,                7/16 at 101.00        N/R            302,794
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008-B1, 5.800%, 7/01/23

        2,995   Syracuse Housing Authority, New York, FHA-Insured Mortgage             2/09 at 101.00        AAA          3,059,662
                 Revenue Bonds, Loretto Rest Residential Healthcare Facility,
                 Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
       16,545   Total Long-Term Care                                                                                     15,839,215
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)

          575   Jefferson County Industrial Development Agency, New York,             12/13 at 100.00        BBB            478,573
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company Project, Series 2003A, 5.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.3% (7.9% OF TOTAL INVESTMENTS)

        1,800   New York City, New York, General Obligation Bonds,                     8/14 at 100.00        Aaa          1,877,418
                 Fiscal Series 2004C-1, 5.250%, 8/15/16 (UB)

        2,500   New York City, New York, General Obligation Bonds,                    11/14 at 100.00        AAA          2,482,675
                 Fiscal Series 2004E, 5.000%, 11/01/19 - FSA Insured (UB)

        3,000   New York City, New York, General Obligation Bonds,                     9/15 at 100.00         AA          2,966,820
                 Fiscal Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured

        6,400   New York City, New York, General Obligation Bonds,                     6/16 at 100.00         AA          6,046,528
                 Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)

       10,000   New York City, New York, General Obligation Bonds,                    12/17 at 100.00         AA          9,538,700
                 Fiscal Series 2007D-1, 5.125%, 12/01/26 (UB)


                                       31

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         835   New York City, New York, General Obligation Bonds, Tender             11/14 at 100.00        AAA       $    934,641
                 Option Bond Trust 1198, 1.829%, 11/01/19 (WI/DD,
                 Settling 10/02/08) - FSA Insured (IF)

                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          200    5.375%, 4/15/18 - MBIA Insured                                        4/09 at 102.00         AA            204,710
          200    5.375%, 4/15/19 - MBIA Insured                                        4/09 at 102.00         AA            202,860

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          750    5.250%, 7/01/23                                                      11/08 at 100.00         A3            718,005
          500    5.250%, 7/01/24                                                      11/08 at 100.00         A3            476,265

------------------------------------------------------------------------------------------------------------------------------------
       26,185   Total Tax Obligation/General                                                                             25,448,622
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 34.5% (22.2% OF TOTAL INVESTMENTS)

        2,400   Battery Park City Authority, New York, Senior Revenue Bonds,          11/13 at 100.00        AAA          2,369,880
                 Series 2003A, 5.000%, 11/01/23

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Nassau County Board of Cooperative Educational
                Services, Series 2001A:
        1,265    5.250%, 8/15/17 - FSA Insured                                         8/11 at 100.00        AAA          1,303,013
        1,385    5.250%, 8/15/18 - FSA Insured                                         8/11 at 100.00        AAA          1,426,924

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           2/15 at 100.00        AA-            963,350
                 Mental Health Services Facilities Improvements,
                 Series 2005D-1, 5.000%, 8/15/23 - FGIC Insured

          690   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00        AAA            695,665
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        5,000    5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00        AAA          4,977,350
        2,500    5.000%, 11/15/30                                                     11/12 at 100.00         AA          2,356,250

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,175    5.750%, 7/01/18                                                         No Opt. Call        AA-          2,371,403
        2,000    5.125%, 1/01/29                                                       7/12 at 100.00        AA-          1,869,540
        1,300    5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00         AA          1,218,009

        1,680   Monroe Newpower Corporation, New York, Power Facilities                1/13 at 102.00        BBB          1,379,734
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
        2,670    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00        AAA          2,589,526
        2,125    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00        AAA          2,051,475
        2,475    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00        AAA          2,375,381

        3,100   New York City Transitional Finance Authority, New York,                1/17 at 100.00        AA-          2,906,374
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        2,665   New York City Transitional Finance Authority, New York,                2/13 at 100.00        AAA          2,648,664
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        3,640   New York City Transitional Finance Authority, New York,               11/17 at 100.00        AAA          3,476,054
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

        1,000   New York State Environmental Facilities Corporation,                   3/14 at 100.00        AA-            995,030
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        5,000   New York State Environmental Facilities Corporation, State            12/17 at 100.00        AAA          4,820,250
                 Personal Income Tax Revenue Bonds, Series 2008A,
                 5.000%, 12/15/27 (UB)

        2,030   New York State Housing Finance Agency, State Personal                  9/15 at 100.00        AAA          1,911,631
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

        1,000   New York State Thruway Authority, Highway and Bridge Trust            10/15 at 100.00         AA          1,004,690
                 Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 -
                 AMBAC Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,400   New York State Thruway Authority, Highway and Bridge Trust               No Opt. Call         AA       $  1,689,268
                 Fund Bonds, Series 2005B, Trust 2800, 5.162%, 4/01/20 -
                 AMBAC Insured (IF)

        2,800   New York State Thruway Authority, Highway and Bridge Trust            10/17 at 100.00         AA          2,657,424
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

        6,500   New York State Thruway Authority, State Personal Income Tax            3/12 at 100.00        AAA          6,576,114
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

        6,700   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00         AA          6,721,506
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

        3,000   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00        AA-          3,020,610
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        3,595   New York State Urban Development Corporation, Service Contract           No Opt. Call        AA-          3,769,933
                 Revenue Bonds, Correctional and Youth Facilities, Series 2002A,
                 5.500%, 1/01/17 (Mandatory put 1/01/11)

        1,300   New York State Urban Development Corporation, State Personal           3/15 at 100.00        AAA          1,234,363
                 Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       72,395   Total Tax Obligation/Limited                                                                             71,379,411
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.4% (6.7% OF TOTAL INVESTMENTS)

          810   Albany Parking Authority, New York, Revenue Bonds, Series 2001B,      10/11 at 101.00       BBB+            843,761
                 5.250%, 10/15/12

        1,500   Metropolitan Transportation Authority, New York, Transportation          No Opt. Call          A          1,566,495
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

        1,900   New York City Industrial Development Agency, New York,                12/08 at 102.00        BB+          1,156,891
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

          215   New York State Thruway Authority, General Revenue Bonds,               1/15 at 100.00         AA            202,375
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

        1,100   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00        AAA          1,051,380
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

        1,000   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00         AA            905,840
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        2,300    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00        AA-          2,198,501
        1,080    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00        AA-          1,019,110

          770   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00        AAA            631,077
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        12/08 at 100.00       CCC+          1,019,429
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General              1/12 at 100.00        Aa2          2,018,960
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

        5,750   Triborough Bridge and Tunnel Authority, New York, General             11/12 at 100.00        Aa2          5,758,165
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

        2,400   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/12 at 100.00         AA          2,408,664
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.250%, 11/15/22 - MBIA Insured

          875   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/18 at 100.00        AA-            651,595
                 Lien General Purpose Revenue Refunding Bonds, Tender Option
                 Bond Trust 1184, 0.880%, 11/15/33 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       23,740   Total Transportation                                                                                     21,432,243
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.5% (11.9% OF TOTAL INVESTMENTS) (4)

        1,500   Albany Industrial Development Agency, New York, Revenue               12/09 at 101.00   BBB+ (4)          1,591,995
                 Bonds, Albany Law School, Series 1999A, 6.750%, 12/01/29
                 (Pre-refunded 12/01/09) - RAAI Insured

        1,520   Dormitory Authority of the State of New York, FHA-Insured              2/13 at 102.00        Aaa          1,668,276
                 Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                 Geriatric Center Inc., Series 2002, 5.200%, 2/01/32
                 (Pre-refunded 2/01/13)


                                       33

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
$          25    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        Aaa       $     26,535
           10    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA             10,608
          155    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA            164,519
           20    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        Aaa             21,228
           10    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA             10,608
          155    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA            164,519
           25    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        Aaa             26,535
           15    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA             15,913
          180    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA            191,054

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/12 at 100.00        AAA          1,080,510
                 Columbia University, Series 2002B, 5.375%, 7/01/19
                 (Pre-refunded 7/01/12)

          350   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00        AAA            370,580
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20
                 (Pre-refunded 7/01/10) - FSA Insured

          765   Erie County Tobacco Asset Securitization Corporation, New York,        7/10 at 101.00        AAA            815,421
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.000%, 7/15/20 (Pre-refunded 7/15/10)

        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax        10/15 at 100.00        AAA          5,238,500
                 Fund Bonds, Series 1998A, 4.500%, 4/01/18
                 (Pre-refunded 10/01/15) - FGIC Insured

          525   Monroe Tobacco Asset Securitization Corporation, New York,             6/10 at 101.00        AAA            553,418
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.150%, 6/01/25 (Pre-refunded 6/01/10)

        2,500   Nassau County Tobacco Settlement Corporation, New York,                7/09 at 101.00        AAA          2,608,475
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27 (Pre-refunded 7/15/09)

        1,040   New York City Industrial Development Agency, New York,                 7/10 at 102.00    N/R (4)          1,129,097
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19
                 (Pre-refunded 7/01/10)

        1,000   New York City Trust for Cultural Resources, New York,                  7/09 at 101.00        AAA          1,036,200
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded 7/01/09) -
                 AMBAC Insured

        2,950   New York State Urban Development Corporation, State Personal           3/13 at 100.00        AAA          3,157,680
                 Income Tax Revenue Bonds, Series 2003B, 5.000%, 3/15/22
                 (Pre-refunded 3/15/13)

        2,095   Niagara Falls, Niagara County, New York, General Obligation              No Opt. Call     AA (4)          2,218,815
                 Water Treatment Plant Bonds, Series 1994, 8.000%, 11/01/09 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        1,600   Triborough Bridge and Tunnel Authority, New York, General                No Opt. Call        AAA          1,653,344
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)

        7,500   Triborough Bridge and Tunnel Authority, New York, General              1/22 at 100.00        AAA          8,028,824
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded 1/01/22)

        3,480   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (4)          3,775,870
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        2,520   Yonkers Industrial Development Agency, New York,                       2/11 at 100.00   BBB- (4)          2,732,335
                 Revenue Bonds, Community Development Properties -
                 Yonkers Inc. Project, Series 2001A, 6.625%, 2/01/26
                 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       35,940   Total U.S. Guaranteed                                                                                    38,290,859
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.6% (5.5% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        3,100    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00         A-          2,944,752
        3,100    5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00         A-          2,931,980

        2,300   Nassau County Industrial Development Authority, New York,              6/13 at 100.00         A-          2,039,180
                 Keyspan Glenwood Energy Project, Series 2003,
                 5.250%, 6/01/27 (Alternative Minimum Tax)

        2,000   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2          1,868,620
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        4,000   Power Authority of the State of New York, General Revenue             11/10 at 100.00        Aa2          3,884,920
                 Bonds, Series 2000A, 5.250%, 11/15/40


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         820   Power Authority of the State of New York, General Revenue             11/15 at 100.00        Aa2       $    835,703
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

        4,000   Suffolk County Industrial Development Agency, New York,                1/09 at 101.00        N/R          3,337,680
                 Revenue Bonds, Nissequogue Cogeneration Partners Facility,
                 Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,320   Total Utilities                                                                                          17,842,835
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.1% (3.9% OF TOTAL INVESTMENTS)

        2,495   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00        AAA          2,645,972
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,000   New York City Municipal Water Finance Authority, New York,             6/11 at 101.00        AAA          2,099,380
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001D, 5.500%, 6/15/17

        2,225   New York City Municipal Water Finance Authority, New York,             6/12 at 100.00        AAA          2,288,212
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2003A, 5.375%, 6/15/19

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, Pooled
                Loan Issue, Series 2002F:
        1,345    5.250%, 11/15/19                                                     11/12 at 100.00        AAA          1,384,099
        4,060    5.250%, 11/15/20                                                     11/12 at 100.00        AAA          4,141,079
------------------------------------------------------------------------------------------------------------------------------------
       12,125   Total Water and Sewer                                                                                    12,558,742
------------------------------------------------------------------------------------------------------------------------------------
$     331,070   Total Long-Term Investments (cost $334,115,349) - 154.1%                                                318,824,565
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 1.4% (0.9% OF TOTAL INVESTMENTS)

$       3,000   Metropolitan Transportation Authority, New York, Dedicated Tax                              A-1+          3,000,000
                 Fund Bonds, Variable Rate Demand Revenue Obligations,
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $337,115,349) - 155.5%                                                          321,824,565
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (16.0)%                                                                     (33,150,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      5,951,248
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (42.3)% (6)                                                    (87,650,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $206,975,813
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.2%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAN
Nuveen New York Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.8% (1.8% OF TOTAL INVESTMENTS)

$         500   New York City Industrial Development Agency, New York,                 9/15 at 100.00        BB+       $    402,205
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35

        3,600   Seneca Nation of Indians Capital Improvements Authority,               6/17 at 100.00         BB          2,986,308
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        4,100   Total Consumer Discretionary                                                                              3,388,513
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.5% (1.6% OF TOTAL INVESTMENTS)

          355   New York Counties Tobacco Trust II, Tobacco Settlement                 6/11 at 101.00        BBB            316,671
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          840   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB            728,330
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33

          285   Rensselaer Tobacco Asset Securitization Corporation,                   6/12 at 100.00        BBB            252,772
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          900    4.750%, 6/01/22                                                       6/16 at 100.00        BBB            771,489
        1,125    5.000%, 6/01/26                                                       6/16 at 100.00        BBB            965,509

------------------------------------------------------------------------------------------------------------------------------------
        3,505   Total Consumer Staples                                                                                    3,034,771
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.9% (13.0% OF TOTAL INVESTMENTS)

          380   Albany Industrial Development Agency, New York, Revenue Bonds,         7/17 at 100.00        BBB            313,314
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

          160   Albany Industrial Development Agency, New York, Revenue                4/17 at 100.00        N/R            125,104
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

          120   Cattaraugus County Industrial Development Agency, New York,            5/16 at 100.00       BBB-            104,939
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,635   Dormitory Authority of the State of New York, General Revenue          7/17 at 100.00       BBB+          1,394,442
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call        AA-          1,042,120
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

          705   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00         AA            672,542
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

          195   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00        AAA            198,543
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00       BBB+          1,243,388
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,750    6.000%, 7/01/20 - RAAI Insured                                        7/09 at 102.00       BBB+          1,752,433
          750    6.000%, 7/01/28 - RAAI Insured                                        7/09 at 102.00       BBB+            725,100

        1,630   Dutchess County Industrial Development Agency, New York,               8/17 at 100.00         A3          1,333,128
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          370   Hempstead Town Industrial Development Agency, New York,               10/15 at 100.00          A            337,840
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Kenmore Housing Authority, New York, Revenue Bonds, State
                University of New York at Buffalo Student Apartment Project,
                Series 1999A:
$       3,050    5.500%, 8/01/19 - RAAI Insured                                        8/09 at 102.00         A3       $  2,912,659
        2,750    5.500%, 8/01/24 - RAAI Insured                                        8/09 at 102.00         A3          2,482,810

        3,070   Monroe County Industrial Development Agency, New York,                 6/09 at 102.00       BBB+          2,730,612
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 1999, 5.375%, 6/01/24 - RAAI Insured

          330   New York City Industrial Development Agency, New York,                10/14 at 100.00         A-            295,182
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,800   New York City Industrial Development Agency, New York,                 2/11 at 100.00         A-          1,776,240
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        1,630   New York City Industrial Development Agency, New York,                 1/17 at 100.00         AA          1,355,035
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 4.750%, 1/01/42 - AMBAC Insured

        2,240   New York City Industrial Development Authority, New York,              9/16 at 100.00       BBB-          1,759,117
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                 4.500%, 3/01/39 - FGIC Insured

        1,500   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       BBB+          1,380,270
                 Civic Facility Revenue Bonds, Niagara University, Series 2001A,
                 5.350%, 11/01/23 - RAAI Insured

          245   Seneca County Industrial Development Authority, New York,             10/17 at 100.00        BBB            208,865
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       26,560   Total Education and Civic Organizations                                                                  24,143,683
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,100   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-            924,847
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,740   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-          1,512,147
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,840   Total Financials                                                                                          2,436,994
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 35.5% (23.3% OF TOTAL INVESTMENTS)

                Albany Industrial Development Agency, New York, Revenue
                Bonds, Albany Medical Center, Series 1999:
        1,120    6.000%, 5/01/19                                                       5/09 at 101.00        N/R          1,039,517
        1,460    6.000%, 5/01/29                                                       5/09 at 101.00        N/R          1,260,695

        2,135   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00         AA          2,153,980
                 Mortgage Hospital Revenue Bonds, Memorial Hospital of
                 William F. and Gertrude F. Jones Inc., Series 1999,
                 5.250%, 8/01/19 - MBIA Insured

        4,825   Dormitory Authority of the State of New York, FHA-Insured              8/09 at 101.00         AA          4,794,888
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.450%, 8/01/29 - AMBAC Insured

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Victory Memorial Hospital,
                Series 1999:
        1,585    5.250%, 8/01/15 - MBIA Insured                                        8/09 at 101.00         AA          1,610,725
        2,000    5.375%, 8/01/25 - MBIA Insured                                        8/09 at 101.00         AA          1,994,360

          625   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R            558,688
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        2,600   Dormitory Authority of the State of New York, FHA-Insured              8/15 at 100.00         AA          2,314,520
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, Franciscan Health Partnership Obligated Group - Frances
                Shervier Home and Hospital, Series 1997:
        2,000    5.500%, 7/01/17 - RAAI Insured                                        1/09 at 101.00         A3          2,023,080
        2,000    5.500%, 7/01/27 - RAAI Insured                                        1/09 at 101.00         A3          1,782,820

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00       Baa1          2,033,660
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20


                                       37

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
$         165    5.375%, 7/01/20                                                       7/11 at 101.00        Ba1       $    150,498
          500    5.500%, 7/01/30                                                       7/11 at 101.00        Ba1            424,670

        3,150   Dormitory Authority of the State of New York, Revenue Bonds,           7/16 at 100.00         AA          2,926,287
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35 (UB)

        1,575   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00         A3          1,590,152
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          11/08 at 100.00         A3            230,035
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,415   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00        AAA          1,488,566
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          11/16 at 100.00         A3            858,390
                 North Shore Long Island Jewish Obligated Group,
                 Series 2005A, 5.000%, 11/01/34

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00         BB          1,766,280
                 NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37

          500   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            471,035
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          600   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            533,790
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          420   Livingston County Industrial Development Agency, New York,             7/10 at 100.00         BB            356,840
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

                Madison County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Oneida Health System, Series 2007A:
          410    5.250%, 2/01/27                                                         No Opt. Call       BBB-            355,913
          360    5.500%, 2/01/32                                                         No Opt. Call       BBB-            309,715

        1,750   New York City Health and Hospitals Corporation, New York,              2/13 at 100.00         AA          1,672,143
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 -
                 AMBAC Insured

          570   New York City Industrial Development Agency, New York,                 7/12 at 100.00         B2            503,242
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          100   New York City Industrial Development Agency, New York,                 7/12 at 101.00         B2             88,985
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

        4,000   Ulster County Industrial Development Agency, New York,                11/09 at 101.00         A1          3,857,879
                 Civic Facility Revenue Bonds, Kingston Hospital, Series 1999,
                 5.650%, 11/15/24

        3,350   Yates County Industrial Development Agency, New York,                  8/09 at 101.00        AAA          3,354,389
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 1999A,
                 5.650%, 2/01/39

          650   Yonkers Industrial Development Agency, New York, Revenue               7/11 at 101.00         B-            620,893
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       45,115   Total Health Care                                                                                        43,126,635
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.3% (3.5% OF TOTAL INVESTMENTS)

        2,585   New York City Housing Development Corporation, New York,               7/15 at 100.00        AA+          2,455,336
                 Capital Fund Program Revenue Bonds, Series 2008,
                 5.000%, 7/01/25 - FGIC Insured (UB)

        3,000   New York City Housing Development Corporation, New York,               5/11 at 101.00         AA          2,942,190
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31

          750   New York City Housing Development Corporation, New York,               5/14 at 100.00         AA            731,775
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          405   New York State Housing Finance Agency, Affordable                     11/17 at 100.00        Aa2            345,898
                 Housing Revenue, Series 2007A, 5.250%, 11/01/38
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,740   Total Housing/Multifamily                                                                                 6,475,199
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.1% (2.7% OF TOTAL INVESTMENTS)

$         645   Guam Housing Corporation, Mortgage-Backed Securities                     No Opt. Call        AAA       $    598,560
                 Program Single Family Mortgage Revenue Bonds, Series 1998A,
                 5.750%, 9/01/31 (Alternative Minimum Tax)

          485   New York State Mortgage Agency, Homeowner Mortgage                     4/17 at 100.00        Aa1            403,923
                 Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37
                 (Alternative Minimum Tax)

        1,350   New York State Mortgage Agency, Homeowner Mortgage                     4/15 at 100.00        Aa1          1,094,675
                 Revenue Bonds, Series 130, 4.650%, 4/01/27
                 (Alternative Minimum Tax)

          510   New York State Mortgage Agency, Homeowner Mortgage                    10/17 at 100.00        Aa1            437,677
                 Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32
                 (Alternative Minimum Tax)

        1,735   New York State Mortgage Agency, Homeowner Mortgage                    10/09 at 100.00        Aa1          1,755,213
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,                4/13 at 101.00        Aaa            720,972
                 Thirty-Third Series A, 4.750%, 4/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,565   Total Housing/Single Family                                                                               5,011,020
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 6.2% (4.1% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00         AA          1,756,420
                 Nursing Home Mortgage Revenue Bonds, Gurwin Jewish
                 Geriatric Center of Long Island, Series 2005A,
                 4.900%, 2/15/41

          600   Dormitory Authority of the State of New York, GNMA                     2/17 at 103.00         AA            565,122
                 Collateralized Revenue Bonds, Cabrini of Westchester
                 Project, Series 2006, 5.200%, 2/15/41

          375   Dormitory Authority of the State of New York, Non-State               11/16 at 100.00        Aa2            337,954
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

          250   Dormitory Authority of the State of New York, Revenue Bonds,           7/15 at 100.00        N/R            173,923
                 Providence Rest, Series 2005, 5.000%, 7/01/35 -
                 ACA Insured

          905   East Rochester Housing Authority, New York, Senior Living              8/16 at 101.00        N/R            713,330
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          750   New York City Industrial Development Agency, New York,                 7/11 at 101.00        N/R            760,373
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                Series 2008A-1:
        1,140    5.500%, 7/01/18                                                       7/16 at 101.00        N/R          1,033,342
          635    5.800%, 7/01/23                                                       7/16 at 101.00        N/R            565,512

        1,780   Yonkers Industrial Development Agency, New York,                       2/09 at 101.00         AA          1,653,478
                 FHA-Insured Mortgage Revenue Bonds, Michael Malotz Skilled
                 Nursing Pavilion, Series 1999, 5.450%, 2/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,435   Total Long-Term Care                                                                                      7,559,454
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)

          330   Jefferson County Industrial Development Agency, New York,             12/13 at 100.00        BBB            274,659
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company Project, Series 2003A, 5.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.9% (9.8% OF TOTAL INVESTMENTS)

        2,600   New York City, New York, General Obligation Bonds,                     5/09 at 101.00         AA          2,437,812
                 Fiscal Series 1999J, 5.125%, 5/15/29 - MBIA Insured

        1,000   New York City, New York, General Obligation Bonds,                     8/14 at 100.00        Aaa          1,043,010
                 Fiscal Series 2004C-1, 5.250%, 8/15/16 (UB)

        3,700   New York City, New York, General Obligation Bonds,                     8/16 at 100.00         AA          3,494,390
                 Fiscal Series 2007A, 5.000%, 8/01/25

        6,590   New York City, New York, General Obligation Bonds,                    12/17 at 100.00         AA          6,317,174
                 Fiscal Series 2007D-1, 5.125%, 12/01/25 (UB)

                Rochester, New York, General Obligation Bonds, Series 1999:
          720    5.250%, 10/01/18 - MBIA Insured                                         No Opt. Call         AA            756,302
          720    5.250%, 10/01/19 - MBIA Insured                                         No Opt. Call         AA            748,382


                                       39

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,280   Rockland County, New York, General Obligation Bonds,                  10/09 at 101.00        AA-       $  2,416,025
                 Series 1999, 5.600%, 10/15/16

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          500    5.250%, 7/01/23                                                      11/08 at 100.00         A3            478,670
          500    5.250%, 7/01/24                                                      11/08 at 100.00         A3            476,265

------------------------------------------------------------------------------------------------------------------------------------
       18,610   Total Tax Obligation/General                                                                             18,168,030
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 31.8% (20.8% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,          11/13 at 100.00        AAA          1,013,750
                 Series 2003A, 5.250%, 11/01/21

          590   Dormitory Authority of the State of New York, Department of            7/15 at 100.00        AA-            579,410
                 Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

        1,850   Dormitory Authority of the State of New York, Secured Hospital         2/09 at 100.75         AA          1,853,515
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21 - MBIA Insured

          185   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00        AAA            186,519
                 Income Tax Revenue Bonds, Series  2005F, 5.000%, 3/15/21 -
                 FSA Insured

          550   Erie County Industrial Development Agency, New York, School            5/14 at 100.00        AAA            561,803
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured (UB)

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00        AAA          1,990,940
        2,000    5.000%, 11/15/30                                                     11/12 at 100.00         AA          1,885,000

        1,000   Metropolitan Transportation Authority, New York,                       7/12 at 100.00        AA-            934,770
                 State Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

        1,130   Monroe Newpower Corporation, New York, Power Facilities                1/13 at 102.00        BBB            928,035
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
        1,100    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00        AAA          1,066,846
          810    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00        AAA            781,974
        2,375    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00        AAA          2,279,406

        2,100   New York City Transitional Finance Authority, New York,                1/17 at 100.00        AA-          1,968,834
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        1,670   New York City Transitional Finance Authority, New York,                2/13 at 100.00        AAA          1,659,763
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        2,115   New York City Transitional Finance Authority, New York,               11/17 at 100.00        AAA          2,019,740
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

        1,000   New York State Environmental Facilities Corporation,                   3/14 at 100.00        AA-            995,030
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        2,920   New York State Environmental Facilities Corporation, State            12/17 at 100.00        AAA          2,824,896
                 Personal Income Tax Revenue Bonds, Series 2008A,
                 5.000%, 12/15/26 (UB)

        1,190   New York State Housing Finance Agency, State Personal                  9/15 at 100.00        AAA          1,120,611
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

        1,000   New York State Thruway Authority, Highway and Bridge Trust            10/15 at 100.00         AA          1,004,690
                 Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 -
                 AMBAC Insured

          850   New York State Thruway Authority, Highway and Bridge Trust               No Opt. Call         AA          1,025,627
                 Fund Bonds, Series 2005B, Trust 2800, 5.162%, 4/01/20 -
                 AMBAC Insured (IF)

        1,625   New York State Thruway Authority, Highway and Bridge Trust            10/17 at 100.00         AA          1,542,255
                 Fund Bonds, Series 2007, 5.000%, 4/01/27


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
$       4,000    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00         AA       $  4,012,839
        2,000    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00         AA          1,974,900

        1,000   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00        AA-          1,006,870
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        3,345   Suffolk County Judicial Facilities Agency, New York, Service          10/09 at 101.00         AA          3,438,893
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.250%, 10/15/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,405   Total Tax Obligation/Limited                                                                             38,656,916
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.6% (7.6% OF TOTAL INVESTMENTS)

          310   Albany Parking Authority, New York, Revenue Bonds, Series 2001A,       7/11 at 101.00       BBB+            300,322
                 5.625%, 7/15/25

        3,000   Metropolitan Transportation Authority, New York, Transportation       11/17 at 100.00          A          2,743,530
                 Revenue Bonds, Series 2007B, 5.000%, 11/15/33

        1,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00          A            968,200
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/22 -
                 FGIC Insured

        1,750   New York City Industrial Development Agency, New York,                 8/16 at 101.00         B-          1,464,593
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

          105   New York City Industrial Development Agency, New York,                12/08 at 102.00        BB+             63,933
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                 8/12 at 101.00         B-            914,530
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

          450   New York City Industrial Development Authority, New York,              5/12 at 100.00         B-            306,819
                 JetBlue, 5.000%, 5/15/20 (Alternative Minimum Tax)

          160   New York State Thruway Authority, General Revenue Bonds,               1/15 at 100.00         AA            150,605
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

          700   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00        AAA            669,060
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

          500   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00         AA            452,920
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        1,300    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00        AA-          1,242,631
          615    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00        AA-            580,326

          440   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00        AAA            360,615
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        1,000   Triborough Bridge and Tunnel Authority, New York, General              1/12 at 100.00        Aa2          1,036,160
                 Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16

        2,500   Triborough Bridge and Tunnel Authority, New York, General             11/12 at 100.00        Aa2          2,503,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

          500   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/18 at 100.00        AA-            372,340
                 Lien General Purpose Revenue Refunding Bonds, Tender
                 Option Bond Trust 1184, 0.880%, 11/15/33 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       15,330   Total Transportation                                                                                     14,130,134
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.1% (6.0% OF TOTAL INVESTMENTS) (4)

$         390   Albany Parking Authority, New York, Revenue Bonds, Series 2001A,       7/11 at 101.00    N/R (4)       $    422,507
                 5.625%, 7/15/25 (Pre-refunded 7/15/11)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           25    5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        Aaa             26,535
           10    5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00        AAA             10,608

          305   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00        AAA            322,934
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20
                 (Pre-refunded 7/01/10) - FSA Insured

          460   Erie County Tobacco Asset Securitization Corporation,                  7/10 at 101.00        AAA            490,319
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

          535   Metropolitan Transportation Authority, New York, Commuter             11/08 at 101.00     AA (4)            535,465
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

        1,205   Monroe Tobacco Asset Securitization Corporation, New York,             6/10 at 101.00        AAA          1,270,227
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.150%, 6/01/25 (Pre-refunded 6/01/10)

          515   New York City Industrial Development Agency, New York,                 7/10 at 102.00    N/R (4)            559,120
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

        3,000   Triborough Bridge and Tunnel Authority, New York, General              1/22 at 100.00        AAA          3,126,540
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
                 (Pre-refunded 1/01/22) - FSA Insured

          600   Utica Industrial Development Agency, New York, Revenue Bonds,          6/09 at 101.00    N/R (4)            623,358
                 Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (4)            813,765
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        1,250   Westchester Tobacco Asset Securitization Corporation,                  7/10 at 101.00        AAA          1,353,950
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        1,400   Yonkers Industrial Development Agency, New York, Revenue               2/11 at 100.00   BBB- (4)          1,517,964
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       10,445   Total U.S. Guaranteed                                                                                    11,073,292
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (3.7% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        2,500    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00         A-          2,374,800
          500    5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00         A-            472,900

        1,400   Nassau County Industrial Development Authority, New York,              6/13 at 100.00         A-          1,241,240
                 Keyspan Glenwood Energy Project, Series 2003,
                 5.250%, 6/01/27 (Alternative Minimum Tax)

          250   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2            238,985
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001C,
                 5.625%, 11/15/24 (Mandatory put 11/15/14)
                 (Alternative Minimum Tax)

          600   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2            576,954
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001B,
                 5.550%, 11/15/24 (Mandatory put 11/15/13)
                 (Alternative Minimum Tax)

        2,000   Power Authority of the State of New York, General Revenue             11/10 at 100.00        Aa2          1,971,560
                 Bonds, Series 2000A, 5.250%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Utilities                                                                                           6,876,439
------------------------------------------------------------------------------------------------------------------------------------


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.0% (0.6% OF TOTAL INVESTMENTS)

$       1,130   New York City Municipal Water Finance Authority, New York,             6/12 at 100.00        AAA       $  1,162,104
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
$     195,360   Total Investments (cost $196,657,039) - 152.6%                                                          185,517,843
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.4)%                                                                     (16,325,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.1%                                                                      3,740,424
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (42.3)% (5)                                                    (51,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $121,533,267
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORAas of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.7%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                              September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.2% (1.5% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York, Liberty         9/15 at 100.00        BB+       $    221,213
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35

        1,950   Seneca Nation of Indians Capital Improvements Authority,               6/17 at 100.00         BB          1,617,584
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Consumer Discretionary                                                                              1,838,797
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

          350   New York Counties Tobacco Trust II, Tobacco Settlement                 6/11 at 101.00        BBB            312,211
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          500   New York Counties Tobacco Trust III, Tobacco Settlement                6/13 at 100.00        BBB            458,455
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          175   Rensselaer Tobacco Asset Securitization Corporation, New York,         6/12 at 100.00        BBB            155,211
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          670    4.750%, 6/01/22                                                       6/16 at 100.00        BBB            574,331
          835    5.000%, 6/01/26                                                       6/16 at 100.00        BBB            716,622

------------------------------------------------------------------------------------------------------------------------------------
        2,530   Total Consumer Staples                                                                                    2,216,830
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.3% (11.5% OF TOTAL INVESTMENTS)

          260   Albany Industrial Development Agency, New York, Revenue Bonds,         7/17 at 100.00        BBB            214,373
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

          110   Albany Industrial Development Agency, New York, Revenue Bonds,         4/17 at 100.00        N/R             86,009
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37

        1,975   Amherst Industrial Development Agency, New York, Revenue               8/11 at 102.00         AA          1,891,280
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Village Green Project, Series 2001A, 5.250%, 8/01/31 -
                 AMBAC Insured

           90   Cattaraugus County Industrial Development Agency, New York,            5/16 at 100.00       BBB-             78,704
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,125   Dormitory Authority of the State of New York, General Revenue          7/17 at 100.00       BBB+            959,479
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue          1/09 at 101.00         AA          1,979,420
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call        AA-          1,042,120
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

          485   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00         AA            462,671
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00         AA            967,190
                 Canisius College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

        1,265   Dormitory Authority of the State of New York, Third General            1/09 at 102.00        AA-          1,265,316
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.250%, 7/01/25 - FGIC Insured

          120   Dutchess County Industrial Development Agency, New York,               8/17 at 100.00         A3             98,144
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         265   Hempstead Town Industrial Development Agency, New York,               10/15 at 100.00          A       $    241,966
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

        2,190   Monroe County Industrial Development Agency, New York,                 6/11 at 102.00       BBB+          1,898,445
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 2001, 5.250%, 6/01/26 - RAAI Insured

          245   New York City Industrial Development Agency, New York,                10/14 at 100.00         A-            219,150
                 Civic Facility Revenue Bonds, St. Francis College,
                 Series 2004, 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York,                 2/11 at 100.00         A-          1,085,480
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        1,120   New York City Industrial Development Agency, New York,                 1/17 at 100.00         AA            931,067
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 4.750%, 1/01/42 - AMBAC Insured

        1,545   New York City Industrial Development Authority, New York,              9/16 at 100.00       BBB-          1,213,319
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                 4.500%, 3/01/39 - FGIC Insured

          170   Seneca County Industrial Development Authority, New York,             10/17 at 100.00        BBB            144,927
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       16,065   Total Education and Civic Organizations                                                                  14,779,060
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

          500   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-            420,385
                 Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,305   Liberty Development Corporation, New York, Goldman Sachs                 No Opt. Call        AA-          1,134,110
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        1,805   Total Financials                                                                                          1,554,495
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.5% (16.3% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, FHA-Insured              8/09 at 101.00         AA          2,961,209
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        2,505   Dormitory Authority of the State of New York, FHA-Insured              8/09 at 101.00         AA          2,528,622
                 Mortgage Revenue Bonds, New York Hospital Medical
                 Center of Queens, Series 1999, 5.550%, 8/15/29 -
                 AMBAC Insured

        1,500   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00         AA          1,481,520
                 Mortgage Revenue Refunding Bonds, United Health
                 Services, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        1,620   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00        N/R          1,520,710
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured              8/15 at 100.00         AA          1,513,340
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

          500   Dormitory Authority of the State of New York, Insured Revenue          1/09 at 101.00         A3            505,770
                 Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997, 5.500%,
                 7/01/17 - RAAI Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        Ba1            424,670
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        2,300   Dormitory Authority of the State of New York, Revenue Bonds,           7/16 at 100.00         AA          2,136,654
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35 (UB)

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          11/08 at 100.00         A3          1,150,175
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

          520   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00        AAA            547,035
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00         BB          1,324,710
                 NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37

          500   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00       Baa1            444,825
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          290   Livingston County Industrial Development Agency, New York,             7/10 at 100.00         BB            246,390
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30


                                       45

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Madison County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Oneida Health System, Series 2007A:
$         275    5.250%, 2/01/27                                                         No Opt. Call       BBB-       $    238,722
          250    5.500%, 2/01/32                                                         No Opt. Call       BBB-            215,080

          475   Nassau County Industrial Development Agency, New York,                   No Opt. Call         A3            489,245
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          850   New York City Health and Hospitals Corporation, New York,              2/09 at 101.00         A+            850,536
                 Health System Revenue Bonds, Series 1999A, 5.250%, 2/15/17

          500   New York City Health and Hospitals Corporation, New York,              2/13 at 100.00         AA            477,755
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          485   New York City Industrial Development Agency, New York,                 7/12 at 100.00         B2            428,197
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          490   New York City Industrial Development Agency, New York,                 7/12 at 101.00         B2            436,027
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          425    6.000%, 11/01/22                                                     11/12 at 100.00       Baa1            422,977
          610    5.875%, 11/01/32                                                     11/12 at 100.00       Baa1            568,776

------------------------------------------------------------------------------------------------------------------------------------
       22,045   Total Health Care                                                                                        20,912,945
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,000   New York City Housing Development Corporation, New York,              11/11 at 100.00         AA            882,650
                 Multifamily Housing Revenue Bonds, Series 2001C-2,
                 5.400%, 11/01/33 (Alternative Minimum Tax)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          455    5.375%, 11/01/23 (Alternative Minimum Tax)                            5/12 at 100.00         AA            420,461
          225    5.500%, 11/01/34 (Alternative Minimum Tax)                            5/12 at 100.00         AA            200,765

          500   New York City Housing Development Corporation, New York,               5/14 at 100.00         AA            487,850
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          290   New York State Housing Finance Agency, Affordable Housing             11/17 at 100.00        Aa2            247,680
                 Revenue, Series 2007A, 5.250%, 11/01/38
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,470   Total Housing/Multifamily                                                                                 2,239,406
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.0% (2.0% OF TOTAL INVESTMENTS)

          335   New York State Mortgage Agency, Homeowner Mortgage                     4/17 at 100.00        Aa1            278,998
                 Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37
                 (Alternative Minimum Tax)

          950   New York State Mortgage Agency, Homeowner Mortgage Revenue             4/15 at 100.00        Aa1            770,327
                 Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)

          350   New York State Mortgage Agency, Homeowner Mortgage Revenue            10/17 at 100.00        Aa1            300,367
                 Bonds, Series 148, 2007, 5.200%, 10/01/32
                 (Alternative Minimum Tax)

        1,235   New York State Mortgage Agency, Homeowner Mortgage Revenue            10/09 at 100.00        Aa1          1,249,388
                 Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,870   Total Housing/Single Family                                                                               2,599,080
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 6.1% (4.0% OF TOTAL INVESTMENTS)

          450   Dormitory Authority of the State of New York, GNMA Collateralized      2/17 at 103.00         AA            423,842
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41

        2,150   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 102.00         AA          2,073,718
                 Bonds, Rehabilitation Association Pooled Loan Program 1,
                 Series 2001A, 5.000%, 7/01/23 - AMBAC Insured

          255   Dormitory Authority of the State of New York, Non-State               11/16 at 100.00        Aa2            229,809
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
$          50    5.125%, 7/01/30 - ACA Insured                                         7/15 at 100.00        N/R       $     37,787
          175    5.000%, 7/01/35 - ACA Insured                                         7/15 at 100.00        N/R            121,746

          635   East Rochester Housing Authority, New York, Senior Living              8/16 at 101.00        N/R            500,513
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          525   New York City Industrial Development Agency, New York,                 7/11 at 101.00        N/R            532,261
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                Series 2008A-1:
          355    5.500%, 7/01/18                                                       7/16 at 101.00        N/R            321,786
          440    5.800%, 7/01/23                                                       7/16 at 101.00        N/R            391,851

          430   Suffolk County Industrial Development Agency, New York,                7/16 at 100.00        N/R            389,769
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008-B1, 5.500%, 7/01/18

          170   Yonkers Industrial Development Agency, New York,                       7/16 at 101.00        N/R            151,397
                 Civic Facilities Revenue Bonds, Special Needs Facilities
                 Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
        5,635   Total Long-Term Care                                                                                      5,174,479
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.2% (0.2% OF TOTAL INVESTMENTS)

          230   Jefferson County Industrial Development Agency, New York,             12/13 at 100.00        BBB            191,429
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company Project, Series 2003A, 5.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.0% (12.0% OF TOTAL INVESTMENTS)

        1,775   Bath Central School District, Steuben County, New York,                6/12 at 100.00          A          1,699,385
                 General Obligation Bonds, Series 2002, 4.000%, 6/15/18 -
                 FGIC Insured

        3,605   New York City, New York, General Obligation Bonds,                     2/09 at 101.00         AA          3,608,780
                 Fiscal Series 1998H, 5.375%, 8/01/27 - MBIA Insured

          750   New York City, New York, General Obligation Bonds, Fiscal              8/14 at 100.00        Aaa            782,258
                 Series 2004C-1, 5.250%, 8/15/16 (UB)

        2,000   New York City, New York, General Obligation Bonds, Fiscal              9/15 at 100.00         AA          1,977,880
                 Series 2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured

        2,600   New York City, New York, General Obligation Bonds, Fiscal              6/16 at 100.00         AA          2,456,402
                 Series 2006J-1, 5.000%, 6/01/25 (UB)

        4,540   New York City, New York, General Obligation Bonds, Fiscal             12/17 at 100.00         AA          4,352,044
                 Series 2007D-1, 5.125%, 12/01/25 (UB)

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          250    5.250%, 7/01/23                                                      11/08 at 100.00         A3            239,335
          250    5.250%, 7/01/24                                                      11/08 at 100.00         A3            238,133

------------------------------------------------------------------------------------------------------------------------------------
       15,770   Total Tax Obligation/General                                                                             15,354,217
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 27.5% (18.2% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,          11/13 at 100.00        AAA          1,013,750
                 Series 2003A, 5.250%, 11/01/21

          125   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00        AAA            126,026
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

        1,750   Metropolitan Transportation Authority, New York, Dedicated Tax        11/12 at 100.00        AAA          1,742,073
                 Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

          560   Monroe Newpower Corporation, New York, Power Facilities                1/13 at 102.00        BBB            459,911
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34


                                       47

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
$       1,140    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00        AAA       $  1,105,640
          835    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00        AAA            806,109
          750    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00        AAA            719,813

        1,300   New York City Transitional Finance Authority, New York,                1/17 at 100.00        AA-          1,218,802
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        1,000   New York City Transitional Finance Authority, New York,                2/13 at 100.00        AAA            993,870
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        1,460   New York City Transitional Finance Authority, New York,               11/17 at 100.00        AAA          1,394,242
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

        1,000   New York City Transitional Finance Authority, New York,                2/13 at 100.00        AAA            993,210
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,000   New York State Environmental Facilities Corporation, Infrastructure    3/14 at 100.00        AA-            995,030
                 Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        2,020   New York State Environmental Facilities Corporation, State            12/17 at 100.00        AAA          1,947,381
                 Personal Income Tax Revenue Bonds, Series 2008A,
                 5.000%, 12/15/27 (UB)

          840   New York State Housing Finance Agency, State Personal Income           9/15 at 100.00        AAA            791,020
                 Tax Revenue Bonds, Economic Development and Housing,
                 Series 2006A, 5.000%, 3/15/36

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
        1,070    5.250%, 5/15/23 - AMBAC Insured                                       5/11 at 100.00         AA          1,059,172
        1,125    5.250%, 5/15/24 - AMBAC Insured                                       5/11 at 100.00         AA          1,107,270

          575   New York State Thruway Authority, Highway and Bridge Trust               No Opt. Call         AA            693,807
                 Fund Bonds, Series 2005B, Trust 2800, 5.162%, 4/01/20 -
                 AMBAC Insured (IF)

        1,125   New York State Thruway Authority, Highway and Bridge Trust            10/17 at 100.00         AA          1,067,715
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

        2,100   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00         AA          2,073,645
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 -
                 AMBAC Insured

        1,000   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00        AA-          1,006,870
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        2,250   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/08 at 101.00        BBB          2,124,090
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       24,025   Total Tax Obligation/Limited                                                                             23,439,446
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 16.7% (11.1% OF TOTAL INVESTMENTS)

          895   Albany Parking Authority, New York, Revenue Bonds,                     7/11 at 101.00       BBB+            900,003
                 Series 2001A, 5.625%, 7/15/20

        2,500   Metropolitan Transportation Authority, New York, Transportation       11/17 at 100.00          A          2,286,275
                 Revenue Bonds, Series 2007B, 5.000%, 11/15/33

          460   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00          A            432,234
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 -
                 FGIC Insured

        1,250   New York City Industrial Development Agency, New York,                 8/16 at 101.00         B-          1,046,138
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

           50   New York City Industrial Development Agency, New York,                12/08 at 102.00        BB+             30,445
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                 8/12 at 101.00         B-            914,530
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                New York City Industrial Development Authority, New York, JetBlue,:
$          50    5.000%, 5/15/20 (Alternative Minimum Tax)                             5/12 at 100.00         B-       $     34,091
          250    5.125%, 5/15/30 (Alternative Minimum Tax)                             5/12 at 100.00         B-            148,018

          300   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00        AAA            286,740
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

        3,400   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00         AA          3,079,855
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        1,000    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00        AA-            955,870
          280    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00        AA-            264,214

          310   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00        AAA            254,070
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        2,500   Triborough Bridge and Tunnel Authority, New York, General             11/12 at 100.00        Aa2          2,503,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate            No Opt. Call         AA            813,212
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.500%, 11/15/20 - MBIA Insured

          375   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/18 at 100.00        AA-            279,255
                 Lien General Purpose Revenue Refunding Bonds, Tender
                 Option Bond Trust 1184, 0.880%, 11/15/33 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       15,400   Total Transportation                                                                                     14,228,500
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.7% (9.8% OF TOTAL INVESTMENTS) (4)

        2,750   Albany Industrial Development Agency, New York, Revenue Bonds,         7/11 at 101.00    Aa3 (4)          2,959,027
                 St. Rose College, Series 2001A, 5.375%, 7/01/31
                 (Pre-refunded 7/01/11) - AMBAC Insured

        1,105   Albany Parking Authority, New York, Revenue Bonds,                     7/11 at 101.00   BBB+ (4)          1,191,212
                 Series 2001A, 5.625%, 7/15/20 (Pre-refunded 7/15/11)

        1,905   Dormitory Authority of the State of New York, Service Contract         4/12 at 100.00    AA- (4)          2,050,752
                 Bonds, Child Care Facilities Development Program, Series 2002,
                 5.375%, 4/01/17 (Pre-refunded 4/01/12)

        3,205   New York State Urban Development Corporation, Service                  1/11 at 100.00        AAA          3,364,640
                 Contract Revenue Bonds, Correctional Facilities, Series 2000C,
                 5.125%, 1/01/21 (Pre-refunded 1/01/11) - FSA Insured

        2,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,             7/09 at 101.00        AAA          2,082,880
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

          900   Utica Industrial Development Agency, New York, Revenue                 6/09 at 101.00    N/R (4)            935,037
                 Bonds, Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       11,865   Total U.S. Guaranteed                                                                                    12,583,548
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.1% (8.0% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,700    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00         A-          1,614,864
        1,700    5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00         A-          1,607,860

          250   Long Island Power Authority, New York, Electric System General         6/16 at 100.00         A-            233,125
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

          900   Nassau County Industrial Development Authority, New York,              6/13 at 100.00         A-            797,940
                 Keyspan Glenwood Energy Project, Series 2003,
                 5.250%, 6/01/27 (Alternative Minimum Tax)

          450   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2            437,081
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

        2,000   Niagara County Industrial Development Agency, New York,               11/11 at 101.00       Baa2          1,868,620
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        2,000   Power Authority of the State of New York, General Revenue             11/10 at 100.00        Aa2          1,942,460
                 Bonds, Series 2000A, 5.250%, 11/15/40


                                       49

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
$       1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                             1/09 at 101.00        N/R       $  1,158,775
          750    5.500%, 1/01/23 (Alternative Minimum Tax)                             1/09 at 101.00        N/R            625,815

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Utilities                                                                                          10,286,540
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,000   New York City Municipal Water Finance Authority, New York,             6/11 at 101.00        AAA          1,049,690
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

------------------------------------------------------------------------------------------------------------------------------------
$     134,935   Total Investments (cost $136,619,568) - 150.5%                                                           128,448,462
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.4)%                                                                     (11,420,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      2,411,111
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (40.0)% (5)                                                    (34,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 85,339,573
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORAas of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.5%.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                              September 30, 2008

                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $144,363,126, $337,115,349,
   $196,657,039 and $136,619,568, respectively)                    $138,185,044     $321,824,565      $185,517,843     $128,448,462
Cash                                                                  2,233,856        1,261,688         1,296,160          766,768
Receivables:
   Interest                                                           2,126,536        5,071,010         2,980,583        2,051,023
   Investments sold                                                          --        1,310,808                --               --
Other assets                                                              3,210          408,275           147,299          107,932
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     142,548,646      329,876,346       189,941,885      131,374,185
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                             1,575,000       33,150,000        16,325,000       11,420,000
Payables:
   Investments purchased                                                     --          987,141                --               --
   Variation margin on futures contracts                                114,219               --                --               --
   Common share dividends                                               450,129          716,432           511,596          354,370
   Preferred share dividends                                                N/A          117,853            33,032           70,429
Accrued expenses:
   Management fees                                                       66,009          159,963            87,409           50,355
   Other                                                                 58,406          119,144            51,581           39,458
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  2,263,763       35,250,533        17,008,618       11,934,612
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                         N/A       87,650,000        51,400,000       34,100,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $140,284,883     $206,975,813      $121,533,267     $ 85,339,573
====================================================================================================================================
Common shares outstanding                                            15,120,364       15,067,371         9,265,330        6,495,717
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $       9.28     $      13.74      $      13.12     $      13.14
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    151,204     $    150,674      $     92,653     $     64,957
Paid-in surplus                                                     144,256,690      219,590,838       131,648,450       92,258,310
Undistributed (Over-distribution of) net investment income              569,746         (128,758)         (163,537)         (67,993)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                            1,498,536        2,653,843         1,094,897        1,255,405
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                           (6,191,293)     (15,290,784)      (11,139,196)      (8,171,106)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $140,284,883     $206,975,813      $121,533,267     $ 85,339,573
====================================================================================================================================
Authorized shares:
   Common                                                            250,000,000      200,000,000        Unlimited         Unlimited
   Preferred                                                                 N/A        1,000,000        Unlimited         Unlimited
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                   Year Ended September 30, 2008

                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $  7,576,612     $ 18,057,987      $ 10,558,122     $  7,178,669
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         808,738        2,183,747         1,279,440          888,725
Preferred shares - auction fees                                             N/A          303,026           169,013          114,504
Preferred shares - dividend disbursing agent fees                           N/A           40,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          34,719           34,016             3,692            1,592
Interest expense on floating rate obligations                            44,826          350,661           179,168          127,146
Custodian's fees and expenses                                            69,068          171,825           101,800           78,554
Directors'/Trustees' fees and expenses                                    3,539            8,739             5,023            3,537
Professional fees                                                        15,689           30,633            17,982           15,204
Shareholders' reports - printing and mailing expenses                    37,374           47,569            29,101           21,121
Stock exchange listing fees                                               9,331            9,465             9,410              827
Investor relations expense                                               18,126           35,790            20,587           14,447
Other expenses                                                            8,581           36,896            16,596           15,011
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,049,991        3,252,367         1,841,812        1,290,668
   Custodian fee credit                                                 (11,512)         (24,188)          (15,918)          (8,523)
   Expense reimbursement                                                     --               --          (186,750)        (245,713)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,038,479        3,228,179         1,639,144        1,036,432
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,538,133       14,829,808         8,918,978        6,142,237
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          637,972        1,501,901           329,463          681,579
   Forward swaps                                                        643,914        1,157,352           790,334          568,424
   Futures                                                              205,254               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (11,120,133)     (27,654,000)      (17,070,552)     (11,597,726)
   Forward swaps                                                       (323,848)        (657,782)         (423,860)        (284,292)
   Futures                                                              (13,211)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (9,970,052)     (25,652,529)      (16,374,615)     (10,632,015)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  N/A       (3,995,402)       (2,186,301)      (1,522,297)
From accumulated net realized gains                                         N/A         (158,639)         (197,285)         (81,611)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                      N/A       (4,154,041)       (2,383,586)      (1,603,908)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                          $ (3,431,919)    $(14,976,762)     $ (9,839,223)    $ (6,093,686)
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS
                                                                        NEW YORK VALUE (NNY)         NEW YORK PERFORMANCE PLUS (NNP)
                                                                   -----------------------------     -------------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        9/30/08          9/30/07           9/30/08          9/30/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  6,538,133      $ 6,556,706      $ 14,829,808     $ 14,960,498
Net realized gain (loss) from:
   Investments                                                          637,972          231,013         1,501,901          445,302
   Forward swaps                                                        643,914          162,384         1,157,352          188,601
   Futures                                                              205,254               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (11,120,133)      (2,823,183)      (27,654,000)      (6,994,469)
   Forward swaps                                                       (323,848)          62,890          (657,782)         200,123
   Futures                                                              (13,211)              --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                               N/A              N/A        (3,995,402)      (4,072,186)
   From accumulated net realized gains                                      N/A              N/A          (158,639)        (206,467)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                     (3,431,919)       4,189,810       (14,976,762)       4,521,402
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (6,441,276)      (6,441,277)      (10,862,069)     (11,569,947)
From accumulated net realized gains                                    (163,300)              --          (442,981)        (874,665)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (6,604,576)      (6,441,277)      (11,305,050)     (12,444,612)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                         --               --                --          562,712
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                           --               --                --          562,712
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (10,036,495)      (2,251,467)      (26,281,812)      (7,360,498)
Net assets applicable to Common
   shares at the beginning of year                                  150,321,378      152,572,845       233,257,625      240,618,123
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $140,284,883     $150,321,378      $206,975,813     $233,257,625
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                       $    569,746     $    485,060      $   (128,758)    $    (86,846)
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)
                                                                              NEW YORK                           NEW YORK
                                                                      DIVIDEND ADVANTAGE (NAN)          DIVIDEND ADVANTAGE 2 (NXK)
                                                                   -----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        9/30/08          9/30/07           9/30/08          9/30/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  8,918,978      $ 8,954,429       $ 6,142,237      $ 6,148,652
Net realized gain (loss) from:
   Investments                                                          329,463          645,062           681,579          250,099
   Forward swaps                                                        790,334          138,518           568,424           92,578
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (17,070,552)      (4,543,056)      (11,597,726)      (2,608,004)
   Forward swaps                                                       (423,860)         129,650          (284,292)          79,076
   Futures                                                                   --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (2,186,301)      (2,217,934)       (1,522,297)      (1,528,636)
   From accumulated net realized gains                                 (197,285)        (199,414)          (81,611)        (131,824)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                     (9,839,223)       2,907,255        (6,093,686)       2,301,941
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (6,499,628)      (7,081,173)       (4,449,564)      (4,916,434)
From accumulated net realized gains                                    (631,896)        (822,944)         (261,128)        (545,812)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (7,131,524)      (7,904,117)       (4,710,692)      (5,462,246)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                         --          353,520                --          237,308
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                           --          353,520                --          237,308
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (16,970,747)      (4,643,342)      (10,804,378)      (2,922,997)
Net assets applicable to Common
   shares at the beginning of year                                  138,504,014      143,147,356        96,143,951       99,066,948
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $121,533,267     $138,504,014       $85,339,573      $96,143,951
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                       $   (163,537)    $   (392,427)      $   (67,993)     $  (233,887)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (collectively, the "Funds"). Common shares of New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) are traded on the New York Stock Exchange while Common shares of New York Dividend Advantage 2 (NXK) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2008, New York Performance Plus (NNP) had outstanding when-issued/delayed delivery purchase commitments of $987,141. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (continued)



Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended September 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of September 30, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                           PERFORMANCE     DIVIDEND     DIVIDEND
                                                  PLUS    ADVANTAGE  ADVANTAGE 2
                                                 (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      1,129           --           --
   Series T                                        564           --           --
   Series W                                      1,410           --        1,364
   Series TH                                        --           --           --
   Series F                                        403        2,056           --
--------------------------------------------------------------------------------
Total                                            3,506        2,056        1,364
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the preestablished terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding auction rate preferred securities (ARPS), whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended September 30, 2008, New York Performance Plus (NNP), New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK) redeemed $36,650,000, $17,600,000 and $12,900,000 of their outstanding Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included on the Fund's Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

During the fiscal year ended September 30, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Notes to
FINANCIAL STATEMENTS (continued)


At September 30, 2008, the Funds were not invested in any recourse trusts and/or credit recovery swaps.

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Maximum exposure                     $ --         $ --         $--          $ --
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2008, were as follows:

                                                                                 NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK   PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE          PLUS    ADVANTAGE  ADVANTAGE 2
                                                                      (NNY)         (NNP)        (NAN)        (NXK)
-------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $1,727,766   $12,080,533   $6,184,235   $4,445,287
Average annual interest rate and fees                                  2.59%         2.90%        2.90%        2.86%
====================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. All of the Funds invested in forward interest rate swap transactions during the fiscal year ended September 30, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. New York Value (NNY) was the only Fund to invest in futures contracts during the fiscal year ended September 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved a program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the fiscal year ended September 30, 2008.

Transactions in Common shares were as follows:

                                                                                                   NEW YORK
                                                                   NEW YORK VALUE (NNY)     PERFORMANCE PLUS (NNP)
                                                                   ---------------------    ----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    9/30/08      9/30/07      9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  --           --           --       35,433
==================================================================================================================
                                                                         NEW YORK                  NEW YORK
                                                                         DIVIDEND                  DIVIDEND
                                                                      ADVANTAGE (NAN)          ADVANTAGE 2 (NXK)
                                                                   ---------------------    ----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    9/30/08      9/30/07      9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  --       22,835           --       15,365
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                  NEW YORK PERFORMANCE PLUS (NNP)                  NEW YORK DIVIDEND ADVANTAGE (NAN)
                            -------------------------------------------     ---------------------------------------------
                               YEAR ENDED               YEAR ENDED               YEAR ENDED              YEAR ENDED
                                  9/30/08                  9/30/07                  9/30/08                 9/30/07
-------------------------------------------------------------------------------------------------------------------------
                            SHARES        AMOUNT       SHARES    AMOUNT        SHARES       AMOUNT     SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                    471   $11,775,000           --       $--            --  $        --         --        $--
   Series T                    236     5,900,000           --        --            --           --         --         --
   Series W                    590    14,750,000           --        --            --           --         --         --
   Series TH                    --            --           --        --            --           --         --         --
   Series F                    169     4,225,000           --        --           704   17,600,000         --         --
-------------------------------------------------------------------------------------------------------------------------
Total                        1,466   $36,650,000           --       $--           704  $17,600,000         --        $--
=========================================================================================================================
                                                                                   NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
                                                                            ---------------------------------------------
                                                                                 YEAR ENDED              YEAR ENDED
                                                                                    9/30/08                9/30//07
-------------------------------------------------------------------------------------------------------------------------
                                                                               SHARES       AMOUNT     SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                                                        --  $        --         --        $--
   Series T                                                                        --           --         --         --
   Series W                                                                       516   12,900,000         --         --
   Series TH                                                                       --           --         --         --
   Series F                                                                        --           --         --         --
-------------------------------------------------------------------------------------------------------------------------
Total                                                                             516  $12,900,000         --        $--
=========================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2008, were as follows:

                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                                      (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $22,687,841  $56,850,289  $36,087,061  $23,890,124
Sales and maturities                                             26,815,921   59,971,393   33,553,295   24,253,480
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2008, the cost of investments was as follows:

                                                                            NEW YORK       NEW YORK       NEW YORK
                                                             NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
                                                                (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------
Cost of investments                                      $142,488,023   $303,952,578   $180,362,767   $125,178,080
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2008, were as follows:

                                                                            NEW YORK       NEW YORK       NEW YORK
                                                             NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
                                                                (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                           $ 1,803,506   $  4,138,419   $  1,677,304    $   771,289
   Depreciation                                            (7,681,485)   (19,059,331)   (12,710,816)    (8,819,954)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                         $(5,877,979)  $(14,920,912)  $(11,033,512)   $(8,048,665)
==================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2008, the Funds' tax year end, were as follows:

                                                                            NEW YORK       NEW YORK       NEW YORK
                                                             NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
                                                                (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                        $797,986     $  460,790       $315,952       $313,543
Undistributed net ordinary income **                          544,327      1,144,666        651,694        488,761
Undistributed net long-term capital gains                     949,431      1,541,514        437,714        709,841
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 2, 2008, paid on October 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended September 30, 2008 and September 30, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                            NEW YORK       NEW YORK       NEW YORK
                                                             NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
2008                                                            (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                $6,441,276    $14,832,086     $8,711,129     $5,933,482
Distributions from net ordinary income**                           --         18,150             --             --
Distributions from net long-term capital gains****            163,300        601,620        829,181        342,739
==================================================================================================================
                                                                            NEW YORK       NEW YORK       NEW YORK
                                                             NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
2007                                                            (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $6,441,277    $15,691,798     $9,335,293     $6,464,107
Distributions from net ordinary income **                          --          5,811             33          8,211
Distributions from net long-term capital gains                     --      1,081,132      1,022,358        677,636
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2008.

As of September 30, 2008 the Funds had no capital loss carryforwards or deferred post-October losses.

Notes to
FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for New York Value (NNY) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                            NEW YORK PERFORMANCE PLUS (NNP)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NAN)
(INCLUDING NET ASSETS                        NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2008, the complex-level fee rate was .1947%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JULY 31,                                      JULY 31,
--------------------------------------------------------------------------------
1999*                         .30%            2005                          .25%
2000                          .30             2006                          .20
2001                          .30             2007                          .15
2002                          .30             2008                          .10
2003                          .30             2009                          .05
2004                          .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2001*                         .30%            2007                          .25%
2002                          .30             2008                          .20
2003                          .30             2009                          .15
2004                          .30             2010                          .10
2005                          .30             2011                          .05
2006                          .30
================================================================================
*    From the commencement of operations.

Notes to
FINANCIAL STATEMENTS (continued)



The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157 (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 3, 2008, to shareholders of record on October 15, 2008, as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Dividend per share                 $.0355       $.0580       $.0590       $.0580
================================================================================

Financial
HIGHLIGHTS

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                    Less Distributions
                               -----------------------------------------------------------------   -------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                   Net
                   Beginning                                Investment          Capital            Investment    Capital
                      Common                      Net        Income to         Gains to             Income to   Gains to
                       Share          Net   Realized/        Preferred        Preferred                Common     Common
                   Net Asset   Investment  Unrealized           Share-           Share-                Share-     Share-
                       Value       Income  Gain (Loss)         holders+         holders+   Total      holders    holders     Total
===================================================================================================================================
NEW YORK VALUE (NNY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  $ 9.94        $ .43    $ (.65)               N/A              N/A   $ (.22)      $ (.43)     $(.01)   $ (.44)
2007                   10.09          .43      (.15)               N/A              N/A      .28         (.43)        --      (.43)
2006                   10.07          .44       .01                N/A              N/A      .45         (.43)        --      (.43)
2005                   10.01          .45       .04                N/A              N/A      .49         (.43)        --      (.43)
2004                    9.95          .45       .04                N/A              N/A      .49         (.43)        --      (.43)

NEW YORK PERFORMANCE PLUS (NNP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   15.48          .98     (1.69)              (.27)            (.01)    (.99)        (.72)      (.03)     (.75)
2007                   16.01          .99      (.41)              (.27)            (.01)     .30         (.77)      (.06)     (.83)
2006                   16.44         1.01        --***            (.20)            (.05)     .76         (.89)      (.30)    (1.19)
2005                   16.50         1.05       .10               (.14)              --     1.01         (.99)      (.08)    (1.07)
2004                   16.57         1.08       .18               (.06)            (.01)    1.19        (1.01)      (.25)    (1.26)
===================================================================================================================================
                                                 Total Returns
                                             ---------------------
                                                            Based
                      Ending                                   on
                      Common                  Based        Common
                       Share     Ending          on     Share Net
                   Net Asset     Market      Market         Asset
                       Value      Value       Value*        Value*
===================================================================
NEW YORK VALUE (NNY)
-------------------------------------------------------------------
Year Ended 9/30:
2008                  $ 9.28     $ 9.01        (.62)%       (2.38)%
2007                    9.94       9.50        4.40          2.79
2006                   10.09       9.51        7.50          4.56
2005                   10.07       9.26        5.88          4.95
2004                   10.01       9.15        5.29          5.04

NEW YORK PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------
Year Ended 9/30:
2008                   13.74      11.16      (17.61)        (6.71)
2007                   15.48      14.30       (5.02)         1.90
2006                   16.01      15.88        6.69          4.91
2005                   16.44      16.01        9.37          6.29
2004                   16.50      15.66        8.19          7.55
===================================================================
                                                                Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                 Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                     Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                                 ------------------------------------------   ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                    to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                 $140,285             .71%            .68%        4.39%            .70%            .67%        4.40%         16%
2007                  150,321             .69             .65         4.32             .68             .63         4.34          15
2006                  152,573             .66             .66         4.35             .64             .64         4.37          13
2005                  152,236             .66             .66         4.44             .66             .66         4.45          18
2004                  151,314             .72             .72         4.52             .72             .72         4.52           9

NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  206,976            1.42            1.27         6.48            1.41            1.26         6.49          16
2007                  233,258            1.29            1.22         6.33            1.28            1.21         6.34          14
2006                  240,618            1.22            1.22         6.33            1.20            1.20         6.35          13
2005                  246,255            1.20            1.20         6.36            1.20            1.20         6.37          16
2004                  247,139            1.21            1.21         6.58            1.21            1.21         6.59           5
====================================================================================================================================

                 Preferred Shares at End of Period
              ---------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
=====================================================
NEW YORK VALUE (NNY)
-----------------------------------------------------
Year Ended 9/30:
2008                  N/A           N/A          N/A
2007                  N/A           N/A          N/A
2006                  N/A           N/A          N/A
2005                  N/A           N/A          N/A
2004                  N/A           N/A          N/A

NEW YORK PERFORMANCE PLUS (NNP)
-----------------------------------------------------
Year Ended 9/30:
2008             $ 87,650       $25,000      $84,035
2007              124,300        25,000       71,914
2006              124,300        25,000       73,395
2005              124,300        25,000       74,528
2004              124,300        25,000       74,706
=====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

N/A  Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                  66-67 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                   Less Distributions
                               -----------------------------------------------------------------   --------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                   Net
                   Beginning                                Investment          Capital            Investment    Capital
                      Common                      Net        Income to         Gains to             Income to   Gains to
                       Share          Net   Realized/        Preferred        Preferred                Common     Common
                   Net Asset   Investment  Unrealized           Share-           Share-                Share-     Share-
                       Value       Income  Gain (Loss)         holders+         holders+   Total      holders    holders     Total
===================================================================================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  $14.95      $ .96      $(1.76)             $(.24)           $(.02)  $(1.06)       $(.70)     $(.07)   $ (.77)
2007                   15.49        .97        (.39)              (.24)            (.02)     .32         (.77)      (.09)     (.86)
2006                   15.83        .98          --***            (.21)            (.03)     .74         (.89)      (.19)    (1.08)
2005                   15.83       1.03         .09               (.13)              --      .99         (.99)        --      (.99)
2004                   15.66       1.06         .16               (.06)              --     1.16         (.99)        --      (.99)

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   14.80        .95       (1.64)              (.23)            (.01)    (.93)        (.69)      (.04)     (.73)
2007                   15.29        .95        (.34)              (.24)            (.02)     .35         (.76)      (.08)     (.84)
2006                   15.57        .97         .05               (.20)            (.03)     .79         (.87)      (.20)    (1.07)
2005                   15.60       1.01         .10               (.13)              --      .98         (.95)      (.06)    (1.01)
2004                   15.44       1.02         .20               (.06)              --     1.16         (.95)      (.05)    (1.00)
===================================================================================================================================
                                                  Total Returns
                                              ---------------------
                                                             Based
                       Ending                                   on
                       Common                  Based        Common
                        Share     Ending          on     Share Net
                    Net Asset     Market      Market         Asset
                        Value      Value       Value*        Value*
====================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
--------------------------------------------------------------------
Year Ended 9/30:
2008                   $13.12    $11.36       (16.02)%       (7.45)%
2007                    14.95     14.33        (2.86)         2.07
2006                    15.49     15.60         3.49          4.91
2005                    15.83     16.11        14.24          6.38
2004                    15.83     15.01         6.13          7.68

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
--------------------------------------------------------------------
Year Ended 9/30:
2008                    13.14     11.15       (16.79)        (6.63)
2007                    14.80     14.16        (3.20)         2.35
2006                    15.29     15.47         7.96          5.37
2005                    15.57     15.34        10.61          6.45
2004                    15.60     14.82         9.02          7.80
====================================================================
                                                                 Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets                 Ratios to Average Net Assets
                                           Applicable to Common Shares                  Applicable to Common Shares
                                     Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                                  ------------------------------------------  ------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses       Expenses           Net       Expenses        Expenses          Net   Portfolio
                      to Common      Including      Excluding    Investment      Including       Excluding   Investment    Turnover
                    Shares (000)  Interest++(a)  Interest++(a)      Income++  Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   $121,533           1.36%          1.23%         6.45%          1.21%           1.08%        6.60%         17%
2007                    138,504           1.29           1.19          6.15           1.06             .96         6.37          18
2006                    143,147           1.18           1.18          6.11            .88             .88         6.41          15
2005                    145,701           1.16           1.16          6.13            .80             .80         6.50          20
2004                    145,592           1.17           1.17          6.38            .74             .74         6.81           8

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                     85,340           1.37           1.23          6.25           1.10             .96         6.52          17
2007                     96,144           1.32           1.22          5.98            .98             .88         6.32          17
2006                     99,067           1.19           1.19          5.96            .76             .76         6.38          14
2005                    100,606           1.18           1.18          6.01            .73             .73         6.46          19
2004                    100,706           1.17           1.17          6.19            .72             .72         6.64           7
====================================================================================================================================

                 Preferred Shares at End of Period
              ---------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
=====================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------
Year Ended 9/30:
2008              $51,400       $25,000      $84,112
2007               69,000        25,000       75,183
2006               69,000        25,000       76,865
2005               69,000        25,000       77,790
2004               69,000        25,000       77,751

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------
Year Ended 9/30:
2008               34,100        25,000       87,566
2007               47,000        25,000       76,140
2006               47,000        25,000       77,695
2005               47,000        25,000       78,514
2004               47,000        25,000       78,567
=====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  68-69 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                                                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          2004                  186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          2005                  186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                                                              Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          1997                  186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       70

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          2007                  186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH
   9/29/59                                                                              Director, Legal & General Investment
   333 W. Wacker Drive         Board Member          2008                 186           Management (since 2008); Private Investor
   Chicago, IL 60606                                                                    (since 2007); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2007-2004); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005), University
                                                                                        of Illinois Leadership Council Board (since
                                                                                        2007) and Catalyst Schools of Chicago Board
                                                                                        (since 2008); formerly Member: Northern
                                                                                        Trust Mutual Funds Board (2005-2007),
                                                                                        Northern Trust Japan Board (2004-2007),
                                                                                        Northern Trust Securities Inc. Board
                                                                                        (2003-2007) and Northern Trust Hong Kong
                                                                                        Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)


                                       71

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel of
   333 W. Wacker Drive         Administrative        1988                  186          Nuveen Investments, LLC; Managing Director
   Chicago, IL 60606           Officer                                                  (since 2002), Associate General Counsel and
                                                                                        Assistant Secretary, of Nuveen Asset
                                                                                        Management; Vice President and Assistant
                                                                                        Secretary of NWQ Investment Management
                                                                                        Company, LLC. (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002),
                                                                                        Symphony Asset Management LLC, and NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC (since
                                                                                        2006), Nuveen HydePark Group LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice President,
   333 W. Wacker Drive         Vice President        2007                  120          U.S. Structured Products of Nuveen
   Chicago, IL 60606                                                                    Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (since 2005) of Nuveen
   Chicago, IL 60606                                                                    Asset Management; Managing Director
                                                                                        (2004-2005), formerly, Vice President
                                                                                        (1998-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606


                                       72

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Nuveen Investment Solutions, Inc. (since
                                                                                        2007); prior thereto, Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President        2007                  186          Vice President (2002-2007) of Nuveen Asset
   333 W. Wacker Drive                                                                  Management and Nuveen Investments, LLC;
   Chicago, IL 60606                                                                    Chartered Financial Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (2005-2007),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) For New York Municipal Value (NNY) Board Members serve three year terms. The Board of Trustees for NNY is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAN and NXK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS



The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the

Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

          The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

          In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

          In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.



BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NNP, NAN and NXK redeemed 1,466, 704 and 516 preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                                Share prices
                                                Fund details
                                                Daily financial news
                                                Investor education
                                                Interactive planning tools

                                                                     EAN-A-0908D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen New York Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED       AUDIT-RELATED FEES            TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND (1)          BILLED TO FUND (2)       BILLED TO FUND (3)    BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                             $ 13,472                   $ 0                    $   0                  $  850
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                    0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 2007                             $ 11,878                   $ 0                    $ 500                   1,550
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                    0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                         AUDIT-RELATED FEES      TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS       SERVICE PROVIDERS        SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------
September 30, 2008                               $ 0                      $ 0                     $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------
September 30, 2007                               $ 0                      $ 0                     $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                         TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                            BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                               $   850                  $ 0                      $ 0               $   850
September 30, 2007                               $ 2,050                  $ 0                      $ 0               $ 2,050

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                     FUND
Cathryn P. Steeves       Nuveen New York Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                           ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company     41          $7.478 billion
                    Other Pooled Investment Vehicles  0           $0
                    Other Accounts                    0           $0

* Assets are as of September 30, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond Index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE      BENEFICIALLY OWNED
                                                                          OF EQUITY         IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Dividend Advantage Municipal   $0                $10,000-$50,000
                           Fund
---------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: December 8, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 8, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 8, 2008
    -------------------------------------------------------------------